UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Absolute Return 500 Fund®

Annual report
10 | 31 | 16

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PJMDX

Putnam
Absolute Return
500 Fund®

Annual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	87

About the Trustees	88

Officers	90

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

December 14, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

2 Absolute Return 500 Fund

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob Kea, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

Bob, how would you describe the global investment environment during the 12-month reporting period ended October 31, 2016?

At the beginning of the reporting period, markets were facing the possibility of the first interest-rate hike by the Federal Reserve in nearly 10 years. Commodity markets were declining. Then in December, the Fed did approve a one-quarter point increase in its target funds interest rate, signaling confidence in the U.S. economic recovery.

At the start of 2016, the market retreated again, falling on renewed concerns about China, a global economic slowdown, and sinking oil prices. Crude oil prices reached a 13-year low in February. Concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global inventories combined to bring down the price of oil. That said, oil prices stabilized and rebounded in the months that followed as growth in global demand reappeared, and the markets recovered in tandem.

In June, the United Kingdom surprised the world when voters approved Brexit, the

Absolute Return 500 Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

referendum to exit from the European Union [EU]. After plummeting following the vote, stocks bounced back strongly, almost turning the Brexit vote into a non-event for the markets. Most asset classes meaningfully recovered from the temporary downturn; one notable exception was the British pound. The remainder of the summer was characterized by low volatility and low trading volumes. Markets generally were quiet, without many days having significant swings either up or down.

In the wake of Brexit, central banks around the world communicated that they would remain accommodative and stimulative. The Fed, after citing signs of weakness in the U.S. economy and overseas concerns, decided not to raise interest rates again during the period. At its September 2016 meeting, however, the Fed indicated that a rate hike could occur at the central bank’s December 2016 meeting.

4 Absolute Return 500 Fund

Also of note during the period was the U.S. presidential election campaign, with its two very different candidates. The colorful campaign season likely held back stock performance to a degree, as the market does not like uncertainty.

For the reporting period overall, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 4.51%. Equities in the international developed markets outside the United States, as represented by the MSCI EAFE Index [ND], underperformed, returning –3.23% for the period. On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37% for the period, while the JPMorgan Developed High Yield Index gained 10.21%.

Would you please summarize the fund’s overall investment strategy?

Putnam Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 5% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions.

We seek to do this by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/16. Short-term investments, TBA investments and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 500 Fund 5

broad market trends. These trends may involve either positive or negative market movements. Non-directional strategies are market-neutral trades that seek to add value regardless of global market trends. We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views on the relative potential of these approaches. In addition, the portfolio’s total risk exposure is adjusted based on our outlook and current market conditions. We use a variety of security types and other tools to implement our investment process as we seek to manage various global risks.

How did directional strategies influence the fund’s performance during the 12-month reporting period?

The fund’s exposure to interest-rate risk was a significant positive contributor to fund performance overall. Positions established through swaps and futures — derivative instruments that offer a way of capitalizing on or protecting against changes in interest rates —were the biggest drivers of returns.

In the fourth quarter of 2015 — particularly in November and December — the fund was also exposed to corporate credit risk. We felt then-current spreads — or the difference in yield between corporate bonds and U.S. Treasuries of similar maturity — more than compensated investors for the underlying risk of corporate default. Within the fund, we also used high-yield credit default swaps as tools for gaining particular exposures to movements in credit spreads. These credit exposures, however, hurt the portfolio through the end of 2015 and detracted for the reporting period overall despite positive returns in 2016.

Positioning in directional equity and inflation risk ended as slight detractors for the period, although positive returns for each in 2016 have helped offset particular weakness in November and December 2015.

How did the fund’s non-directional strategies perform during the period?

Non-directional strategies overall detracted from fund performance for the period, although

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 500 Fund

some strategies did add value. Alternative beta strategies — which seek to add value by taking advantage of opportunities outside of traditional asset classes — were positive contributors over the reporting period. Within our equity selection alpha strategies, a forensic accounting trade that identifies companies using aggressive accounting practices and shorts them — or bets against them rising — relative to an index added value. A quantitatively driven sector-selection strategy also finished positive for the period. This stock strategy allowed us to target specific sectors of equity markets and establish either long or short positions.

Which non-directional strategies underperformed?

There were a few strategies that did not work well over the period. Equity selection alpha strategies were the biggest detractor. Quantitatively driven selection strategies — stock screens that allow us to establish market-neutral positions in specific stock markets — were notable detractors in both the United States and emerging markets. Our concentrated international alpha strategy, which quantitatively identifies long/short opportunities across five developed markets, was an underperformer as well. Another trade that underperformed was a regional fixed-income strategy that takes systematic long and short positions across global fixed-income markets, attempting to capture incremental positive returns in sovereign debt.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 500 Fund 7

Aside from the interest-rate and credit-default swaps you mentioned, did other derivative strategies have an impact on performance?

We use a variety of derivatives as tools. In this period, total return swaps, which we use to gain or manage exposures to specific securities or baskets of securities, detracted from fund performance. We also implemented strategies with options to hedge against changes in the values of certain securities and to hedge or isolate certain types of risk. In addition, forward contracts allowed us to manage currency exposures and futures allowed us to manage or hedge market risk and other types of risk.

What is your outlook as we approach 2017?

We believe we will continue to see incremental positive growth in the United States. Compared with much of the rest of the world, the U.S. economy stands out as particularly healthy, in our view. While certainly not booming, we believe recent growth rates in U.S. gross domestic product indicate a steadily recovering economy. In the fourth quarter, we will be hoping to see better earnings expectations given current valuations in the stock market. The early November U.S. presidential election, ongoing negotiations between the United Kingdom and the European Union, and continued uncertainty in energy markets are a few situations that we believe could introduce volatility into both equity and fixed-income markets in the final months of 2016 and into 2017.

Despite the possibility of further volatility and additional rate hikes by the Fed, we continue to maintain exposure to interest-rate risk, mainly because of what we consider to be its diversification value versus our equity positions. We expect to increase the fund’s exposure to commodities, as energy prices appear to have stabilized slightly and growth momentum appears to be a bit more firmly established. In addition, we believe that further volatility could create new opportunities within the fund’s non-directional strategies.

Thank you for your time and for bringing us up to date, Bob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 500 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (12/23/08)
Before sales charge	31.96%	3.59%	16.06%	3.02%	5.59%	1.83%	–1.56%

After sales charge	24.37	2.82	9.39	1.81	–0.49	–0.16	–7.22

Class B (12/23/08)
Before CDSC	24.34	2.81	11.80	2.26	3.17	1.05	–2.35

After CDSC	24.34	2.81	9.84	1.89	0.38	0.13	–6.99

Class C (12/23/08)
Before CDSC	24.45	2.82	11.86	2.27	3.26	1.08	–2.30

After CDSC	24.45	2.82	11.86	2.27	3.26	1.08	–3.23

Class M (12/23/08)
Before sales charge	26.78	3.07	13.08	2.49	3.94	1.30	–2.17

After sales charge	22.34	2.60	9.13	1.76	0.30	0.10	–5.59

Class P (8/31/16)
Net asset value	34.66	3.86	17.55	3.29	6.35	2.07	–1.29

Class R (12/23/08)
Net asset value	29.40	3.34	14.63	2.77	4.77	1.57	–1.80

Class R6 (7/2/12)
Net asset value	34.98	3.89	17.83	3.34	6.55	2.14	–1.31

Class Y (12/23/08)
Net asset value	34.54	3.85	17.44	3.27	6.26	2.04	–1.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 500 Fund 9

Comparative index returns For periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

BofA Merrill Lynch
U.S. Treasury Bill
Index	1.33%	0.17%	0.68%	0.14%	0.48%	0.16%	0.33%

Bloomberg
Barclays U.S.
Aggregate Bond
Index	39.39	4.32	15.37	2.90	10.81	3.48	4.37

S&P 500 Index	191.68	14.60	88.90	13.57	28.93	8.84	4.51

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,434 and $12,445, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,234. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $13,466, $12,940, $13,498, and $13,454, respectively.

10 Absolute Return 500 Fund

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y

Number	1		1	1	1		—	1	1	1

Income	$0.507657		$0.417841	$0.432485	$0.464701		—	$0.134724	$0.542802	$0.535968

Capital gains
Long-term gains	0.105000		0.105000	0.105000	0.105000		—	0.105000	0.105000	0.105000
Short-term gains	—		—	—	—		—	—	—	—

Return of capital*	0.012343		0.010159	0.010515	0.011299		—	0.003276	0.013198	0.013032

Total	$0.625000		$0.533000	$0.548000	$0.581000		—	$0.243000	$0.661000	$0.654000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/15	$11.55	$12.25	$11.38	$11.36	$11.44	$11.85	—	$11.42	$11.63	$11.60

8/31/16†	—	—	—	—	—	—	$10.76	—	—	—

10/31/16	10.74	11.40	10.58	10.55	10.61	10.99	10.79	10.97	10.81	10.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 87.

† Inception date of class P shares.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (12/23/08)
Before sales charge	32.32%	3.67%	19.23%	3.58%	6.99%	2.28%	0.45%

After sales charge	24.72	2.88	12.38	2.36	0.84	0.28	–5.32

Class B (12/23/08)
Before CDSC	24.93	2.91	15.01	2.84	4.67	1.53	–0.22

After CDSC	24.93	2.91	13.01	2.48	1.84	0.61	–4.97

Class C (12/23/08)
Before CDSC	24.92	2.91	14.96	2.83	4.57	1.50	–0.26

After CDSC	24.92	2.91	14.96	2.83	4.57	1.50	–1.21

Class M (12/23/08)
Before sales charge	27.37	3.16	16.42	3.09	5.44	1.78	0.04

After sales charge	22.91	2.69	12.35	2.36	1.75	0.58	–3.46

Class P (8/31/16)
Net asset value	35.04	3.94	20.86	3.86	7.76	2.52	0.72

Class R (12/23/08)
Net asset value	29.88	3.42	17.88	3.34	6.27	2.05	0.31

Class R6 (7/2/12)
Net asset value	35.48	3.99	21.25	3.93	8.06	2.62	0.87

Class Y (12/23/08)
Net asset value	35.04	3.94	20.86	3.86	7.76	2.52	0.72

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Absolute Return 500 Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/15*	1.13%	1.88%	1.88%	1.63%	0.76%**	1.38%	0.80%	0.88%

Total annual operating expenses
for the fiscal year ended 10/31/15	1.15%	1.90%	1.90%	1.65%	0.78%**	1.40%	0.82%	0.90%

Annualized expense ratio for
the six-month period ended
10/31/16†‡	1.06%	1.81%	1.81%	1.56%	0.68%	1.31%	0.72%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/17.

** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 10/31/16.

12 Absolute Return 500 Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 5/1/16 to 10/31/16. For a new class, the expenses shown are for the period from the inception date of the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.37	$9.16	$9.16	$7.90	$1.15‡	$6.64	$3.65	$4.11

Ending value (after expenses)	$1,017.00	$1,012.40	$1,012.50	$1,013.40	$1,001.90	$1,015.70	$1,017.90	$1,017.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 5/1/16 to 10/31/16, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.38	$9.17	$9.17	$7.91	$3.46	$6.65	$3.66	$4.12

Ending value (after expenses)	$1,019.81	$1,016.04	$1,016.04	$1,017.29	$1,021.72	$1,018.55	$1,021.52	$1,021.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Absolute Return 500 Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages.

The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.

14 Absolute Return 500 Fund

A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. You cannot invest directly in an index.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Absolute Return 500 Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Absolute Return 500 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 500 Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

18 Absolute Return 500 Fund

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of its average net assets through at least February 28, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your

Absolute Return 500 Fund 19

fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation

20 Absolute Return 500 Fund

funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2015. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A share cumulative total return performance at net asset value was negative and trailed the return of its benchmark over the one-year period and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2015. Over the one-year, three-year and five-year periods, your fund’s class A share cumulative total return performance at net asset value trailed the fund’s targeted annual return, which is the return of its benchmark plus 500 basis points. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its

Absolute Return 500 Fund 21

distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Absolute Return 500 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 500 Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2016

24 Absolute Return 500 Fund

The fund’s portfolio 10/31/16

COMMON STOCKS (25.5%)*	Shares	Value

Basic materials (1.4%)

Anhui Conch Cement Co., Ltd. (China)	341,500	$946,549

Ashland Global Holdings, Inc.	2,600	290,498

Bemis Co., Inc.	7,600	370,272

Braskem SA Class A (Preference) (Brazil)	214,700	1,901,494

China Lesso Group Holdings, Ltd. (China)	1,224,000	896,211

China Railway Construction Corp., Ltd. (China)	1,491,000	1,865,232

Hyosung Corp. (South Korea)	13,629	1,591,149

IRPC PCL (Thailand)	4,433,800	605,574

Lee & Man Paper Manufacturing, Ltd. (China)	259,000	194,285

Lotte Chemical Corp. (South Korea)	936	235,443

PTT Global Chemical PCL (Thailand)	965,200	1,654,747

Reliance Steel & Aluminum Co.	4,900	337,022

Sherwin-Williams Co. (The)	3,800	930,468

Siam Cement PCL (The) (Thailand)	116,950	1,682,466

Sinopec Shanghai Petrochemical Co., Ltd. (China)	2,622,000	1,336,152

Sonoco Products Co.	6,400	321,856

		15,159,418

Capital goods (1.6%)

Allison Transmission Holdings, Inc.	22,500	659,025

Avery Dennison Corp.	14,800	1,032,892

Berry Plastics Group, Inc. †	7,600	332,500

BWX Technologies, Inc.	8,600	337,292

Carlisle Cos., Inc.	2,500	262,125

China Communications Construction Co., Ltd. (China)	626,000	689,210

China Railway Group, Ltd. (China)	2,070,000	1,597,643

Crown Holdings, Inc. †	8,100	439,425

General Dynamics Corp.	9,800	1,477,252

Honeywell International, Inc.	23,100	2,533,608

Northrop Grumman Corp.	12,900	2,954,100

Raytheon Co.	20,800	2,841,488

Waste Management, Inc.	32,800	2,153,648

		17,310,208

Communication services (2.1%)

AT&T, Inc.	28,700	1,055,873

China Mobile, Ltd. (China)	43,000	492,554

Comcast Corp. Class A	18,000	1,112,760

DISH Network Corp. Class A †	169,679	9,936,402

Juniper Networks, Inc.	72,600	1,912,284

KT Corp. (South Korea)	1,501	42,334

LG Uplus Corp. (South Korea)	47,774	492,218

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	6,580,800	2,124,450

Telkom SA SOC, Ltd. (South Africa)	244,372	1,127,460

Verizon Communications, Inc.	75,896	3,650,598

		21,946,933

Consumer cyclicals (2.8%)

Alfa SAB de CV (Mexico)	248,571	377,177

Aramark	5,700	212,211

Automatic Data Processing, Inc.	30,200	2,629,212

Absolute Return 500 Fund 25

COMMON STOCKS (25.5%)* cont.	Shares	Value

Consumer cyclicals cont.

AutoZone, Inc. †	2,700	$2,003,832

Carter’s, Inc.	3,200	276,288

CBS Corp. Class B (non-voting shares)	19,500	1,104,090

China Dongxiang Group Co., Ltd. (China)	1,528,000	297,134

Clorox Co. (The)	1,600	192,032

Dollar General Corp.	28,300	1,955,247

Hankook Tire Co., Ltd. (South Korea)	3,914	188,770

Hasbro, Inc.	13,700	1,142,717

Home Depot, Inc. (The)	3,000	366,030

Hyatt Hotels Corp. Class A †	6,000	304,740

Imperial Holdings, Ltd. (South Africa)	98,998	1,250,493

Interpublic Group of Cos., Inc. (The)	35,200	788,128

Itausa — Investimentos Itau SA (Brazil)	413,000	1,221,404

John Wiley & Sons, Inc. Class A	3,300	170,280

Kia Motors Corp. (South Korea)	40,903	1,452,214

Kimberly-Clark Corp.	2,400	274,584

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	782,366	1,685,930

Lowe’s Cos., Inc.	32,200	2,146,130

Madison Square Garden Co. (The) Class A †	800	132,392

News Corp. Class B	9,200	114,080

Omnicom Group, Inc.	1,152	91,953

PVH Corp.	2,700	288,846

Qualicorp SA (Brazil)	155,200	998,687

Scotts Miracle-Gro Co. (The) Class A	3,200	281,888

ServiceMaster Global Holdings, Inc. †	14,800	529,692

Smiles SA (Brazil)	109,100	1,991,280

TJX Cos., Inc. (The)	19,100	1,408,625

Twenty-First Century Fox, Inc.	59,200	1,555,184

Vail Resorts, Inc.	800	127,552

Vantiv, Inc. Class A †	27,300	1,593,228

World Fuel Services Corp.	5,500	221,375

		29,373,425

Consumer staples (2.5%)

Altria Group, Inc.	53,100	3,510,972

Church & Dwight Co., Inc.	8,700	419,862

Colgate-Palmolive Co.	29,900	2,133,664

Constellation Brands, Inc. Class A	1,500	250,680

Coty, Inc. Class A †	6,771	155,665

CVS Health Corp.	26,200	2,203,420

General Mills, Inc.	29,300	1,816,014

Gruma SAB de CV Class B (Mexico)	108,516	1,508,465

Grupo Lala SAB de CV (Mexico)	566,800	1,054,072

Hershey Co. (The)	19,600	2,008,216

JBS SA (Brazil)	188,171	572,412

KT&G Corp. (South Korea)	17,631	1,737,849

LG Household & Health Care, Ltd. (South Korea)	1,979	1,418,011

McDonald’s Corp.	25,300	2,848,021

New Oriental Education & Technology Group, Inc. ADR (China) †	8,895	445,906

PepsiCo, Inc.	2,100	225,120

26 Absolute Return 500 Fund

COMMON STOCKS (25.5%)* cont.	Shares	Value

Consumer staples cont.

Philip Morris International, Inc.	900	$86,796

Pool Corp.	2,500	231,450

Procter & Gamble Co. (The)	9,814	851,855

Sao Martinho SA (Brazil)	24,742	492,747

Sysco Corp.	36,200	1,741,944

US Foods Holding Corp. †	3,500	79,100

		25,792,241

Energy (1.3%)

Bangchak Petroleum PCL (The) (Thailand)	454,500	392,846

Dril-Quip, Inc. †	2,500	118,750

Exxon Mobil Corp.	61,102	5,091,019

FMC Technologies, Inc. †	21,200	684,124

Formosa Petrochemical Corp. (Taiwan)	230,000	768,556

Phillips 66	9,100	738,465

Schlumberger, Ltd.	40,800	3,191,784

SK Innovation Co., Ltd. (South Korea)	9,104	1,193,532

Thai Oil PCL (Thailand)	670,400	1,340,896

Vantage Drilling International (Units) (Cayman Islands) †	1,527	128,268

		13,648,240

Financials (5.3%)

Aflac, Inc.	12,300	847,101

AGNC Investment Corp. R	83,100	1,666,986

Agricultural Bank of China, Ltd. (China)	4,754,000	2,004,125

Alleghany Corp. †	300	154,863

Allstate Corp. (The)	4,600	312,340

Ally Financial, Inc.	25,300	457,171

American Financial Group, Inc.	2,800	208,600

Annaly Capital Management, Inc. R	76,200	789,432

Aspen Insurance Holdings, Ltd.	6,500	313,625

Associated Banc-Corp.	5,600	113,680

Assured Guaranty, Ltd.	6,500	194,285

Banco Bradesco SA ADR (Brazil)	155,026	1,613,821

Bank Negara Indonesia Persero Tbk PT (Indonesia)	2,771,900	1,181,805

Bank of Communications Co., Ltd. (China)	2,355,000	1,794,289

Bank of New York Mellon Corp. (The)	22,000	951,940

Berkshire Hathaway, Inc. Class B †	10,500	1,515,150

Brandywine Realty Trust R	10,600	164,300

Broadridge Financial Solutions, Inc.	8,600	556,076

Capital One Financial Corp.	14,600	1,080,984

Chimera Investment Corp. R	33,900	531,213

China Cinda Asset Management Co., Ltd. (China)	3,618,000	1,301,338

China Construction Bank Corp. (China)	2,349,000	1,715,654

China Life Insurance Co., Ltd. (Taiwan)	162,000	149,350

Chongqing Rural Commercial Bank Co., Ltd. (China)	1,377,000	825,488

CoreLogic, Inc. †	7,500	319,200

Corporate Office Properties Trust R	6,000	160,140

Discover Financial Services	20,700	1,166,031

Equity Commonwealth † R	8,900	268,869

Equity Lifestyle Properties, Inc. R	2,700	204,768

Absolute Return 500 Fund 27

COMMON STOCKS (25.5%)* cont.	Shares	Value

Financials cont.

Equity One, Inc. R	5,900	$168,150

Equity Residential Trust R	13,400	827,450

Everest Re Group, Ltd.	2,736	556,831

Guangzhou R&F Properties Co., Ltd. (China)	1,136,800	1,604,040

Hanover Insurance Group, Inc. (The)	1,700	129,523

Highwealth Construction Corp. (Taiwan)	471,000	697,559

Highwoods Properties, Inc. R	5,500	272,965

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	16,909	521,323

Industrial & Commercial Bank of China, Ltd. (China)	3,333,000	2,001,585

Industrial Bank of Korea (South Korea)	79,439	916,036

Intercontinental Exchange, Inc.	3,600	973,404

KB Financial Group, Inc. (South Korea)	3,389	125,512

Liberty Holdings, Ltd. (South Africa)	130,967	1,126,217

Liberty Property Trust R	6,500	262,795

Macerich Co. (The) R	5,100	360,978

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	356,049	447,958

Marsh & McLennan Cos., Inc.	19,000	1,204,410

MFA Financial, Inc. R	44,100	322,371

Moscow Exchange MICEX-RTS OAO (Russia) †	896,903	1,653,951

MRV Engenharia e Participacoes SA (Brazil)	411,000	1,591,466

Old Mutual PLC (South Africa)	423,566	1,044,667

People’s Insurance Co. Group of China, Ltd. (China)	3,886,000	1,548,035

PNC Financial Services Group, Inc. (The)	25,700	2,456,920

Popular, Inc. (Puerto Rico)	10,800	392,040

Post Properties, Inc. R	2,700	177,633

Public Storage R	700	149,604

Regency Centers Corp. R	5,300	381,971

Reinsurance Group of America, Inc.	3,600	388,296

Retail Properties of America, Inc. Class A R	9,100	141,687

Sberbank of Russia PJSC ADR (Russia)	248,322	2,356,576

Shinhan Financial Group Co., Ltd. (South Korea)	14,973	576,196

SunTrust Banks, Inc.	19,200	868,416

TCF Financial Corp.	17,900	255,970

Travelers Cos., Inc. (The)	10,400	1,125,072

Two Harbors Investment Corp. R	44,000	366,520

U.S. Bancorp	24,500	1,096,620

Voya Financial, Inc.	28,300	864,565

Weingarten Realty Investors R	4,600	166,566

Wells Fargo & Co.	59,100	2,719,191

Western Alliance Bancorp †	6,000	224,160

		55,627,853

Health care (2.3%)

AmerisourceBergen Corp.	9,400	661,008

C.R. Bard, Inc.	3,100	671,708

Charles River Laboratories International, Inc. †	2,500	189,700

DaVita Inc. †	17,000	996,540

Intuitive Surgical, Inc. †	2,300	1,545,784

Johnson & Johnson	42,400	4,917,976

McKesson Corp.	13,600	1,729,512

28 Absolute Return 500 Fund

COMMON STOCKS (25.5%)* cont.	Shares	Value

Health care cont.

Merck & Co., Inc.	25,300	$1,485,616

Pfizer, Inc.	117,200	3,716,412

Richter Gedeon Nyrt (Hungary)	80,612	1,732,633

St Shine Optical Co., Ltd. (Taiwan)	10,000	210,082

Thermo Fisher Scientific, Inc.	19,000	2,793,570

UnitedHealth Group, Inc.	21,900	3,095,127

VWR Corp. †	5,100	140,301

Waters Corp. †	1,300	180,882

		24,066,851

Technology (4.5%)

Agilent Technologies, Inc.	12,600	548,982

Alibaba Group Holding, Ltd. ADR (China) † S	7,107	722,711

Alphabet, Inc. Class A †	5,700	4,616,430

Amdocs, Ltd.	11,600	678,020

Apple, Inc.	18,313	2,079,258

Applied Materials, Inc.	75,400	2,192,632

AU Optronics Corp. (Taiwan)	378,000	143,655

Cisco Systems, Inc.	122,300	3,752,164

CommerceHub, Inc. Ser. C †	10,700	161,035

eBay, Inc. †	89,200	2,543,092

Fiserv, Inc. †	15,500	1,526,440

Fitbit, Inc. Class A † S	47,300	627,198

Foxconn Technology Co., Ltd. (Taiwan)	637,310	1,848,752

Genpact, Ltd. †	11,200	257,488

Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,138,500	3,072,017

Intuit, Inc.	8,500	924,290

L-3 Communications Holdings, Inc.	3,100	424,514

Microsoft Corp.	16,319	977,834

Motorola Solutions, Inc.	7,200	522,576

MSCI, Inc.	2,600	208,494

NetEase, Inc. ADR (China)	10,505	2,699,680

Paychex, Inc.	40,600	2,241,120

Samsung Electronics Co., Ltd. (South Korea)	4,457	6,355,922

Synopsys, Inc. †	11,600	687,996

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	88,165	2,741,932

Tencent Holdings, Ltd. (China)	87,700	2,322,273

Texas Instruments, Inc.	28,000	1,983,800

Tripod Technology Corp. (Taiwan)	188,000	444,090

		47,304,395

Transportation (0.6%)

AirAsia Bhd (Malaysia)	142,600	94,146

China Southern Airlines Co., Ltd. (China)	2,034,000	1,144,267

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico) †	112,925	215,801

Eva Airways Corp. (Taiwan)	743,000	357,767

MISC Bhd (Malaysia)	503,400	902,292

Southwest Airlines Co.	15,500	620,775

United Parcel Service, Inc. Class B S	28,486	3,069,651

		6,404,699

Absolute Return 500 Fund 29

COMMON STOCKS (25.5%)* cont.	Shares	Value

Utilities and power (1.1%)

American Electric Power Co., Inc.	17,300	$1,121,732

American Water Works Co., Inc.	7,300	540,492

Equatorial Energia SA (Brazil)	106,400	1,898,000

Eversource Energy	7,500	412,950

Great Plains Energy, Inc.	12,700	361,188

Korea Electric Power Corp. (South Korea)	41,354	1,783,917

NiSource, Inc.	18,900	439,614

PG&E Corp.	26,900	1,671,028

Southern Co. (The)	28,100	1,449,117

Tenaga Nasional Bhd (Malaysia)	576,600	1,970,068

Westar Energy, Inc.	6,600	378,312

		12,026,418

Total common stocks (cost $243,346,372)		$268,660,681

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (22.6%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)

Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/46	$1,000,000	$1,079,219

		1,079,219

U.S. Government Agency Mortgage Obligations (22.5%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

3.50%, 8/1/43	756,488	805,542

3.00%, 3/1/43	702,783	725,514

Federal National Mortgage Association Pass-Through Certificates

5.50%, 1/1/38	722,200	819,369

5.50%, TBA, 11/1/46	2,000,000	2,253,148

4.50%, TBA, 12/1/46	1,000,000	1,092,188

4.50%, TBA, 11/1/46	1,000,000	1,092,969

3.50%, with due dates from 7/1/43 to 11/1/45	1,684,486	1,781,523

3.50%, TBA, 12/1/46	38,000,000	39,854,385

3.50%, TBA, 11/1/46	40,000,000	41,994,172

3.00%, TBA, 12/1/46	46,000,000	47,266,799

3.00%, TBA, 11/1/46	46,000,000	47,358,435

2.50%, TBA, 12/1/46	14,000,000	13,949,827

2.50%, TBA, 11/1/46	38,000,000	37,929,130

		236,923,001

Total U.S. government and agency mortgage obligations (cost $239,170,062)		$238,002,220

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)*	amount	Value

Agency collateralized mortgage obligations (5.2%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	$89,166	$113,680

IFB Ser. 3232, Class KS, IO, 5.765%, 10/15/36	469,841	77,524

IFB Ser. 4104, Class S, IO, 5.565%, 9/15/42	450,491	100,301

IFB Ser. 3116, Class AS, IO, 5.565%, 11/15/34	46,948	792

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	1,705,801	1,768,020

Ser. 4322, Class ID, IO, 4.50%, 5/15/43	4,724,838	618,665

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	951,557	160,528

30 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Ser. 4568, Class MI, IO, 4.00%, 4/15/46	$3,683,711	$442,045

Ser. 4462, IO, 4.00%, 4/15/45	1,269,875	210,025

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,942,369	485,491

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	3,077,449	264,661

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,051,052	301,140

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	1,307,222	233,666

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	2,424,533	406,839

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	779,767	90,531

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	3,864,286	555,800

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	3,591,790	315,359

Ser. 303, Class C18, IO, 3.50%, 1/15/43	1,850,073	306,881

Ser. 4121, Class AI, IO, 3.50%, 10/15/42	3,372,396	614,096

Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,138,639	277,009

Ser. 4097, Class PI, IO, 3.50%, 11/15/40	2,494,456	237,150

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,663,223	193,350

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	3,862,877	398,224

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,529,350	151,865

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,465,990	264,804

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	175,859	2,418

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	449,740	4,568

Ser. 48, Class A2, IO, 0.212%, 7/25/33	670,543	5,003

Ser. 315, PO, zero %, 9/15/43	2,598,748	2,104,976

Ser. 3206, Class EO, PO, zero %, 8/15/36	28,737	25,988

Ser. 3175, Class MO, PO, zero %, 6/15/36	24,153	21,030

Federal National Mortgage Association

IFB Ser. 05-74, Class NK, 24.83%, 5/25/35	51,998	81,297

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	585,831	697,020

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,575,669	618,649

IFB Ser. 12-68, Class BS, IO, 5.466%, 7/25/42	5,063,872	893,297

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	1,182,368	285,842

Ser. 397, Class 2, IO, 5.00%, 9/25/39	22,144	3,684

Ser. 421, Class C6, IO, 4.00%, 5/25/45	2,684,007	413,807

Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	1,961,190	237,551

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,922,873	496,596

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	1,225,919	143,460

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	2,345,676	252,160

Ser. 409, Class C16, IO, 4.00%, 11/25/40	391,326	55,099

Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	3,987,335	710,072

Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	1,415,587	138,487

Ser. 14-10, IO, 3.50%, 8/25/42	1,220,630	136,997

Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	1,559,713	127,586

Ser. 14-76, IO, 3.50%, 11/25/39	3,698,518	365,302

Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	2,247,816	329,853

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,595,271	173,725

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	3,120,868	278,475

Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	3,143,788	325,384

Ser. 6, Class BI, IO, 3.00%, 12/25/42	2,482,614	192,651

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,430,340	212,655

Absolute Return 500 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	$4,290,310	$298,134

Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,467,926	278,740

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	1,120,263	54,613

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	144,743	1,832

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	342,441	16,694

Government National Mortgage Association

Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	2,720,554	506,485

IFB Ser. 13-129, Class SN, IO, 5.624%, 9/20/43	520,190	87,293

IFB Ser. 16-77, Class SC, IO, 5.574%, 10/20/45	1,961,037	426,526

IFB Ser. 13-99, Class VS, IO, 5.565%, 7/16/43	651,408	114,075

Ser. 14-182, Class KI, IO, 5.00%, 10/20/44	2,369,033	409,772

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,461,723	448,600

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	1,207,605	199,943

Ser. 14-76, IO, 5.00%, 5/20/44	2,540,502	483,772

Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	1,427,135	251,239

Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,308,241	673,139

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	920,547	167,484

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	206,194	8,326

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	520,355	96,083

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	639,851	112,313

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,741,649	498,854

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,688,777	313,285

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,994,599	686,477

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	54,021	6,105

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,195,763	189,528

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	612,402	102,092

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	760,764	122,358

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	552,588	91,944

Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	1,834,925	363,507

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	1,115,645	46,360

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	6,154,529	907,547

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,665,013	177,854

Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	4,626,867	745,941

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,403,553	509,171

Ser. 15-40, IO, 4.00%, 3/20/45	843,542	168,848

Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,018,893	148,859

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42 F	4,813,099	834,379

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,559,515	247,548

Ser. 14-104, IO, 4.00%, 3/20/42	2,594,503	416,625

Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,073,159	151,315

Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	5,640,810	742,162

Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,013,756	267,908

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	3,651,809	370,038

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	3,560,989	520,442

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	1,147,577	220,129

Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,351,026	200,996

Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,319,441	89,577

Ser. 13-76, IO, 3.50%, 5/20/43	1,048,916	122,713

32 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	$2,565,654	$303,260

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	1,921,259	175,987

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,152,278	133,411

Ser. 12-145, IO, 3.50%, 12/20/42	1,335,382	199,940

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	551,081	63,523

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	3,872,427	680,773

Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,033,238	102,743

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,669,957	209,431

Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,548,253	168,001

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	852,473	56,185

Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	2,634,476	119,263

Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	2,714,763	305,411

Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,427,580	247,341

Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	3,666,953	339,050

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,377,908	340,865

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	3,908,438	357,622

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	6,367,636	526,858

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	4,260,529	544,168

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,764,296	214,478

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29	1,881,236	168,352

Ser. 15-H22, Class GI, IO, 2.578%, 9/20/65	5,109,606	708,191

FRB Ser. 15-H16, Class XI, IO, 2.468%, 7/20/65	4,415,039	558,944

Ser. 15-H20, Class CI, IO, 2.442%, 8/20/65	8,846,571	1,126,664

Ser. 15-H25, Class BI, IO, 2.378%, 10/20/65	8,168,537	990,844

Ser. 16-H04, Class HI, IO, 2.363%, 7/20/65	2,680,571	309,606

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	2,920,218	329,506

Ser. 15-H09, Class AI, IO, 2.049%, 4/20/65	5,842,950	631,039

Ser. 15-H24, Class HI, IO, 2.03%, 9/20/65	10,312,628	896,167

Ser. 16-H03, Class AI, IO, 2.001%, 1/20/66	7,094,425	867,712

Ser. 16-H02, Class BI, IO, 1.964%, 11/20/65	10,311,352	1,205,428

Ser. 14-H21, Class AI, IO, 1.963%, 10/20/64	6,929,602	740,081

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	5,744,406	649,692

Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65	6,785,490	746,404

Ser. 16-H04, Class KI, IO, 1.873%, 2/20/66	6,521,481	676,428

Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65	6,110,751	628,185

Ser. 15-H18, Class IA, IO, 1.83%, 6/20/65	3,386,498	296,319

Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65	6,342,132	652,751

Ser. 15-H26, Class GI, IO, 1.794%, 10/20/65	5,136,843	539,368

Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65	4,808,036	488,977

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	8,556,093	799,139

Ser. 15-H10, Class EI, IO, 1.637%, 4/20/65	5,848,679	414,671

Ser. 15-H24, Class BI, IO, 1.616%, 8/20/65	8,962,514	587,941

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	8,322,750	750,712

Ser. 15-H14, Class BI, IO, 1.593%, 5/20/65	6,150,993	420,728

Ser. 16-H08, Class GI, IO, 1.432%, 4/20/66	8,876,859	614,279

Ser. 11-H08, Class GI, IO, 1.258%, 3/20/61	11,708,835	634,619

Ser. 15-H26, Class CI, IO, 0.576%, 8/20/65	13,681,174	339,293

Absolute Return 500 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	$59,672	$—

FRB Ser. 98-2, IO, 1.004%, 5/19/27	36,994	—

FRB Ser. 99-2, IO, 0.84%, 9/19/27	88,104	771

FRB Ser. 98-3, IO, zero %, 9/19/27	41,055	—

		54,680,824

Commercial mortgage-backed securities (2.5%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	190,501	188,952

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	1,998,352	5,117

Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.27%, 2/10/51	1,000,000	901,700

Banc of America Merrill Lynch Commercial Mortgage, Inc.

FRB Ser. 05-5, Class D, 5.403%, 10/10/45	146,147	146,097

FRB Ser. 05-1, Class C, 5.349%, 11/10/42	292,000	276,909

Ser. 05-3, Class AJ, 4.767%, 7/10/43	225,000	91,336

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	112,688	57

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	516,000	515,678

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	375,000	363,750

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	215,000	215,667

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	3,084,000	1,387,800

FRB Ser. 06-PW11, Class C, 5.436%, 3/11/39	320,000	80,000

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.116%, 11/15/44	250,000	242,613

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
5.993%, 3/15/49	130,233	128,032

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 14-GC19, Class D, 4.902%, 3/10/47	383,000	322,195

FRB Ser. 13-GC11, Class E, 4.456%, 4/10/46	1,041,000	770,756

COMM Mortgage Pass-Through Certificates 144A Ser. 12-CR3,
Class F, 4.75%, 10/15/45	725,000	555,932

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.813%, 12/10/49	300,000	268,575

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	452,000	347,226

FRB Ser. 14-UBS6, Class D, 3.965%, 12/10/47	163,000	127,091

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	135,000	134,609

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	169,186	2

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	893,011	878,723

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	291,000	266,818

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	850,000	634,780

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC16, Class D, 5.32%, 11/10/46 F	488,000	451,506

FRB Ser. 06-GG8, Class X, IO, 0.652%, 11/10/39	7,918,263	7,918

34 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	$894,000	$763,476

FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	675,000	555,188

FRB Ser. 13-C12, Class E, 4.085%, 7/15/45	800,000	604,320

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	122,000	121,841

FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	556,000	102,026

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	501,000	440,880

FRB Ser. 12-C6, Class F, 5.191%, 5/15/45	334,000	302,404

Ser. 13-C13, Class E, 3.986%, 1/15/46	494,000	397,275

Ser. 13-C10, Class E, 3.50%, 12/15/47	354,000	257,358

Ser. 12-C6, Class G, 2.972%, 5/15/45	366,000	283,467

LB-UBS Commercial Mortgage Trust

Ser. 06-C6, Class D, 5.502%, 9/15/39	640,000	140,627

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	1,016,000	254,000

FRB Ser. 07-C2, Class XW, IO, 0.451%, 2/15/40	1,489,450	2,162

Merrill Lynch Mortgage Trust

FRB Ser. 05-CIP1, Class C, 5.595%, 7/12/38	248,790	243,396

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	212,859	210,726

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.014%, 6/12/43	811,274	6

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	1,814,000	1,412,018

FRB Ser. 13-C11, Class E, 4.37%, 8/15/46	600,000	523,800

FRB Ser. 13-C11, Class F, 4.37%, 8/15/46	696,000	540,444

Ser. 13-C13, Class F, 3.707%, 11/15/46	1,285,000	899,254

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class D, 5.587%, 2/12/44	238,000	72,155

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	861,000	516,600

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,213,000	1,211,869

FRB Ser. 06-HQ8, Class C, 5.422%, 3/12/44	950,000	940,500

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.885%, 5/10/63	853,000	713,876

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.109%, 6/15/45	638,000	478,947

FRB Ser. 06-C23, Class F, 5.594%, 1/15/45	557,056	551,485

FRB Ser. 06-C29, IO, 0.318%, 11/15/48	11,678,744	467

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 05-C21, Class E, 5.288%, 10/15/44	1,487,000	1,387,981

FRB Ser. 07-C31, IO, 0.182%, 4/15/47	48,243,355	7,538

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.297%, 7/15/46	214,000	194,837

WF-RBS Commercial Mortgage Trust 144A

Ser. 11-C4, Class E, 5.265%, 6/15/44	321,000	322,958

Ser. 12-C6, Class E, 5.00%, 4/15/45	412,000	338,128

Ser. 11-C4, Class F, 5.00%, 6/15/44	504,000	455,969

Ser. 11-C3, Class E, 5.00%, 3/15/44	367,000	321,822

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	807,004	730,738

Absolute Return 500 Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	$316,000	$258,034

Ser. 13-C12, Class E, 3.50%, 3/15/48	561,000	432,026

Ser. 13-C14, Class E, 3.25%, 6/15/46	574,000	383,834

		26,684,271

Residential mortgage-backed securities (non-agency) (1.8%)

BCAP, LLC Trust 144A

FRB Ser. 14-RR1, Class 2A2, 2.549%, 1/26/36	350,000	262,722

FRB Ser. 12-RR5, Class 4A8, 0.695%, 6/26/35	993,786	955,163

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.459%, 4/25/34	172,879	171,559

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	1,704,203	1,401,707

FRB Ser. 05-27, Class 1A6, 1.354%, 8/25/35	428,088	323,207

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	506,167	432,177

FRB Ser. 06-OC10, Class 2A2A, 0.714%, 11/25/36	429,026	373,253

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.034%, 1/25/25	954,704	1,103,834

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.034%, 10/25/28	250,000	277,757

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.034%, 5/25/28	276,729	306,594

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.534%, 7/25/28	842,918	908,659

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.884%, 4/25/28	567,971	608,161

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.284%, 10/25/28	270,000	332,608

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.784%, 9/25/28	920,000	1,119,778

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.284%, 10/25/28	530,000	621,528

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.284%, 8/25/28	710,000	843,653

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	880,940	948,598

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	2,622,000	2,795,942

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.084%, 4/25/28	30,000	31,925

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.534%, 7/25/25	880,000	923,467

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.534%, 7/25/25	380,000	403,225

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.084%, 2/25/25	135,417	140,577

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	82,000	84,823

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.534%, 5/25/25	134,000	138,209

36 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.5%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.539%, 11/25/34	$232,331	$200,959

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.747%, 3/26/47	950,000	589,950

Residential Accredit Loans, Inc. FRB Ser. 06-QO10, Class A1,
0.694%, 1/25/37	425,162	358,204

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	646,858	539,572

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13,
Class A1C3, 1.024%, 10/25/45	957,261	821,660

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 2.985%, 3/25/36	390,208	380,362

		18,399,833

Total mortgage-backed securities (cost $106,512,791)		$99,764,928

	Principal
COMMODITY LINKED NOTES (8.0%)*†††	amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.15%, 2017 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS
Excess Return Strategy multiplied by 3)	$9,800,000	$8,706,164

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.14%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	14,100,000	14,018,574

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD
LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index —
Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus
Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)	21,640,000	21,733,874

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.16%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index
multiplied by 3)	14,800,000	15,725,302

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	15,571,000	16,377,839

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,821,364	7,423,250

Total commodity Linked Notes (cost $82,732,364)		$83,985,003

	Principal
SENIOR LOANS (6.8%)* [c]	amount	Value

Basic materials (0.2%)

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	$1,922,598	$1,930,289

Ineos US Finance, LLC bank term loan FRN 3.75%, 5/4/18	411,612	412,063

		2,342,352

Capital goods (0.4%)

Cortes NP Acquistion Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	1,265,000	1,258,675

Manitowac Foodservice, Inc. bank term loan FRN 5.75%, 3/3/23	907,692	919,795

Reynolds Group Holdings, Inc. bank term loan FRN 4.25%, 2/5/23	435,000	435,840

TransDigm, Inc. bank term loan FRN Ser. C, 3.75%, 2/28/20	431,214	430,256

TransDigm, Inc. bank term loan FRN Ser. D, 3.75%, 6/4/21	782,000	779,068

		3,823,634

Absolute Return 500 Fund 37

	Principal
SENIOR LOANS (6.8%)* [c] cont.	amount	Value

Communication services (0.4%)

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	$480,000	$481,000

Asurion, LLC bank term loan FRN Ser. B1, 5.00%, 5/24/19	672,545	673,106

Asurion, LLC bank term loan FRN Ser. B2, 4.25%, 7/8/20	956,250	957,104

Asurion, LLC bank term loan FRN Ser. B4, 5.00%, 8/4/22	863,981	867,437

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4.00%, 1/15/20	1,000,000	1,003,250

		3,981,897

Consumer cyclicals (2.9%)

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	1,865,411	1,807,117

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21	980,094	977,950

American Casino & Entertainment Properties, LLC bank term loan
FRN 4.75%, 7/7/22	958,951	961,349

Bass Pro Group, LLC bank term loan FRN Ser. B, 4.00%, 6/5/20	408,775	408,264

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	500,149	552,039

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	1,717,906	1,716,297

Chrysler Group, LLC bank term loan FRN Ser. B, 3.50%, 5/24/17	189,812	189,955

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4.25%, 10/16/20	712,180	716,038

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	412,597	414,144

DBP Holding Corp. bank term loan FRN Ser. B, 5.00%, 10/11/19	1,574,650	1,461,799

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 9/2/23	570,000	563,350

Family Tree Escrow, LLC bank term loan FRN Ser. B, 3.063%, 7/6/22	63,030	63,582

FCA US, LLC bank term loan FRN Ser. B, 3.25%, 12/31/18	460,514	460,432

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	552,781	558,309

Golden Nugget, Inc. bank term loan FRN 4.50%, 11/21/19	236,906	239,275

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	940,428	943,171

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	742,500	746,831

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	1,900,000	1,891,292

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	992,500	997,773

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	1,241,688	1,139,714

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	1,985,000	2,000,991

Realogy Group, LLC bank term loan FRN Ser. B, 3.75%, 7/20/22	857,227	862,227

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	2,294,087	2,288,352

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4.00%, 2/19/19	1,000,631	1,003,669

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	1,473,750	1,478,585

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	499,677	463,034

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	737,503	717,836

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21	715,285	718,862

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 12/27/20	996,298	998,374

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20	1,115,443	1,116,528

VGD Merger Sub, LLC bank term loan FRN 5.00%, 8/18/23	1,020,000	1,027,862

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	1,265,739	1,255,192

		30,740,193

38 Absolute Return 500 Fund

	Principal
SENIOR LOANS (6.8%)* [c] cont.	amount	Value

Consumer staples (0.8%)

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.00%, 2/14/21	$419,250	$411,838

Del Monte Foods, Inc. bank term loan FRN 4.25%, 2/18/21	936,000	867,360

Hostess Brands, LLC bank term loan FRN 8.50%, 8/3/23	885,000	888,319

Landry’s, Inc. bank term loan FRN Ser. B, 4.00%, 10/4/23	1,125,000	1,131,094

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.75%, 4/9/21	943,409	943,802

Maple Holdings Acquistion Corp. bank term loan FRN Ser. B,
5.25%, 3/3/23	1,017,960	1,030,430

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	2,205,000	2,209,134

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	1,000,000	1,001,750

		8,483,727

Energy (0.2%)

American Energy-Marcellus, LLC bank term loan FRN 5.25%, 8/4/20	460,000	257,313

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	735,000	783,510

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	1,100,000	1,122,000

Tervita Corp. bank term loan FRN Ser. B, 6.25%, 5/15/18	207,663	205,067

		2,367,890

Financials (0.2%)

HUB International, Ltd. bank term loan FRN Ser. B, 4.00%, 10/2/20	975,000	973,917

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	1,444,088	1,443,787

		2,417,704

Health care (0.8%)

Acadia Healthcare Co., Inc. bank term loan FRN Ser. B2,
3.75%, 2/16/23	1,488,750	1,490,611

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	798,000	798,000

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	1,186,964	1,187,211

Envision Healthcare Corp. bank term loan FRN Ser. B,
4.25%, 5/25/18	467,454	467,965

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	521,921	517,876

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20	1,301,444	1,308,222

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	581,613	565,800

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	1,580,000	1,579,013

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	448,745	447,935

		8,362,633

Technology (0.5%)

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	977,137	835,452

First Data Corp. bank term loan FRN 3.524%, 3/24/21	1,095,424	1,101,129

Infor US, Inc. bank term loan FRN Ser. B5, 3.75%, 6/3/20	841,711	838,685

ON Semiconductor Corp. bank term loan FRN Ser. B,
3.25%, 3/31/23	1,500,000	1,508,036

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4.00%, 4/23/19	928,575	848,098

		5,131,400

Transportation (—%)

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 4/28/22	409,813	406,432

		406,432

Absolute Return 500 Fund 39

	Principal
SENIOR LOANS (6.8%)* [c] cont.	amount	Value

Utilities and power (0.4%)

Dynegy, Inc. bank term loan FRN Ser. C, 5.00%, 6/27/23	$1,000,000	$1,003,889

Energy Transfer Equity LP bank term loan FRN 3.292%, 12/2/19	715,000	708,105

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	710,555	206,949

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	7,293	2,124

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B, 5.00%, 7/27/23	1,685,571	1,697,863

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. C, 5.00%, 7/27/23	384,429	387,232

		4,006,162

Total senior loans (cost $72,671,686)		$72,064,024

	Principal
CORPORATE BONDS AND NOTES (6.0%)*	amount	Value

Basic materials (0.7%)

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	$345,000	$413,138

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.63%,
10/15/18 (Mexico)	1,500,000	1,554,375

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	690,000	781,425

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	740,000	755,725

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	1,500,000	1,578,750

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	830,000	830,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	1,000,000	1,042,500

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	710,000	734,850

		7,690,763

Capital goods (1.1%)

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	1,595,000	1,666,775

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. FRN 4.067%, 5/15/21 (Ireland)	1,805,000	1,843,356

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	1,500,000	1,548,750

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	1,210,000	1,140,425

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	1,850,000	1,882,745

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,127,000	1,155,175

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	1,000,000	1,048,760

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20	1,500,000	1,578,750

		11,864,736

40 Absolute Return 500 Fund

		Principal
CORPORATE BONDS AND NOTES (6.0%)* cont.		amount	Value

Communication services (0.9%)

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		$1,215,000	$1,181,588

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		645,000	635,325

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R		840,000	938,624

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)		2,355,000	2,246,081

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18		1,500,000	1,535,625

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17		770,000	801,763

Sprint Communications, Inc. sr. unsec. unsub. notes
6.00%, 12/1/16		265,000	265,331

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		500,000	520,000

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	130,000	157,196

Virgin Media Secured Finance PLC 144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	477,000	609,812

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		$1,110,000	1,165,500

			10,056,845

Consumer cyclicals (0.4%)

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,720,000	1,827,500

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21		1,500,000	1,584,750

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		1,050,000	1,143,188

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21		120,000	126,000

			4,681,438

Consumer staples (0.2%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		1,080,000	1,115,100

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19		550,000	479,875

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		670,000	706,850

			2,301,825

Energy (0.7%)

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22		900,000	912,938

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22		580,000	574,200

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)		1,153,000	1,275,506

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)		2,169,000	2,133,754

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)		986,000	993,149

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)		1,400,000	1,352,400

			7,241,947

Absolute Return 500 Fund 41

	Principal
CORPORATE BONDS AND NOTES (6.0%)* cont.	amount	Value

Financials (0.9%)

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	$600,000	$614,250

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	900,000	932,094

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	530,000	580,350

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.875%, 3/15/19	1,070,000	1,065,185

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	920,000	952,200

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec.
unsub. notes 5.298%, 12/27/17 (Russia)	300,000	306,750

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	300,000	323,250

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	250,000	267,513

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	400,000	412,413

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,600,000	1,687,232

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	1,800,000	1,878,750

		9,019,987

Health care (0.3%)

CHS/Community Health Systems, Inc. company guaranty sr. sub.
notes 5.125%, 8/15/18	112,000	111,020

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	349,000

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	610,000	676,338

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	110,000	118,525

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	720,000	725,400

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18	665,000	699,913

		2,680,196

Technology (0.5%)

CommScope, Inc. 144A company guaranty sr. notes
4.375%, 6/15/20	1,000,000	1,026,250

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	1,000,000	1,047,500

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	1,310,000	1,354,213

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	1,645,000	1,741,644

		5,169,607

Utilities and power (0.3%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	1,695,000	1,711,930

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	950,000	934,715

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2%, 4/1/19	175,000	200,095

		2,846,740

Total corporate bonds and notes (cost $62,340,786)		$63,554,084

42 Absolute Return 500 Fund

INVESTMENT COMPANIES (5.6%)*			Shares	Value

Consumer Staples Select Sector SPDR Fund S			177,100	$9,350,880

Health Care Select Sector SPDR Fund S			138,000	9,295,680

Materials Select Sector SPDR Fund			419,800	19,625,650

Technology Select Sector SPDR Fund S			227,800	10,802,276

Utility Select Sector SPDR Fund S			197,500	9,762,425

Total investment companies (cost $56,867,330)				$58,836,911

	Expiration	Strike
WARRANTS (1.3%)* †	date	price	Warrants	Value

Aurobindo Pharma, Ltd. 144A (India)	6/22/17	$0.00	14,263	$174,704

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	0.00	202,695	2,031,153

China State Construction Engineering Corp., Ltd.
144A (China)	12/10/17	0.00	1,914,944	2,030,674

HCL Technologies, Ltd. 144A (India)	11/17/16	0.00	93,572	1,075,665

Hindalco Industries, Ltd. 144A (India)	9/26/17	0.00	134,589	301,778

Hindustan Petroleum Corp., Ltd. 144A (India)	6/4/18	0.00	302,514	2,116,441

Indian Oil Corp., Ltd. 144A (India)	10/16/17	0.00	471,906	2,286,875

Infosys, Ltd. 144A (India)	10/10/16	0.00	77,218	1,158,620

Shanghai Automotive Co. (China)	3/2/17	0.00	393,200	1,375,166

Tata Motors, Ltd. 144A (India)	3/9/17	0.00	148,356	1,181,646

Wipro, Ltd. 144A (India)	10/6/17	0.00	14,073	97,857

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	103,700	329,748

Total warrants (cost $11,976,177)				$14,160,327

FOREIGN GOVERNMENT AND AGENCY			Principal
BONDS AND NOTES (1.2%)*			amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)			$2,650,000	$2,737,151

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%,
1/1/17 (Brazil) (units)		BRL	2,750	884,397

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)			$1,400,000	1,545,678

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)			3,070,000	3,522,825

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)			240,000	266,400

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)			350,000	357,000

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)			623,000	577,409

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)			553,000	605,553

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)			300,000	327,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)			300,000	363,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)			375,000	655,781

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)			1,100,000	1,211,375

Total foreign government and agency bonds and notes (cost $12,159,554)				$13,053,569

Absolute Return 500 Fund 43

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.3%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-17/$183.00	$109,888	$707,802

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	128,593	690,126

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	121,639	625,874

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	128,830	543,447

SPDR S&P 500 ETF Trust (Put)	Jun-17/175.00	128,720	395,694

SPDR S&P 500 ETF Trust (Put)	May-17/177.00	135,280	342,786

Total purchased options outstanding (cost $4,756,036)			$3,305,729

		Principal
ASSET-BACKED SECURITIES (0.2%)*		amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.487%,
2/25/17 (acquired 2/4/16, cost $1,873,000) ∆∆		$1,873,000	$1,873,000

Total asset-backed securities (cost $1,873,000)			$1,873,000

	Principal amount/
SHORT-TERM INVESTMENTS (38.8%)*		shares	Value

Federal National Mortgage Association unsec. discount notes
0.285%, 11/9/16		$28,200,000	$28,198,759

Federal Home Loan Banks unsec. discount notes 0.361%, 1/27/17		9,000,000	8,993,043

Federal Home Loan Banks unsec. discount notes 0.355%, 1/25/17		15,000,000	14,988,660

Federal Home Loan Banks unsec. discount notes 0.350%, 1/20/17		10,000,000	9,992,890

Federal National Mortgage Association unsec. discount notes
0.345%, 1/11/17		8,000,000	7,994,952

Interest in $250,000,000 joint tri-party repurchase agreement dated 10/31/16 with HSBC Bank USA, National Association due
11/1/16 — maturity value of $45,300,378 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 6.500% and due dates
ranging from 7/1/22 to 6/1/45, valued at $255,001,422)		45,300,000	45,300,000

Putnam Cash Collateral Pool, LLC 0.74% [d]	Shares	34,464,800	34,464,800

Putnam Short Term Investment Fund 0.50% L	Shares	211,717,663	211,717,663

State Street Institutional Liquid Reserves Fund Trust Class 0.38% P	Shares	13,214,000	13,214,000

U.S. Treasury Bills 0.317%, 1/19/17 # ∆ §		$15,000,000	14,990,625

U.S. Treasury Bills 0.341%, 12/8/16 §		455,000	454,921

U.S. Treasury Bills 0.304%, 12/1/16 §		110,000	109,984

U.S. Treasury Bills 0.294%, 11/25/16 # ∆ §		17,627,000	17,624,973

U.S. Treasury Bills 0.273%, 11/17/16 §		1,031,000	1,030,919

U.S. Treasury Bills 0.291%, 11/10/16 # §		89,000	88,997

Total short-term investments (cost $409,159,025)			$409,165,186

TOTAL INVESTMENTS

Total investments (cost $1,303,565,183)			$1,326,425,662

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

44 Absolute Return 500 Fund

NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,053,844,889.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,873,000, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Absolute Return 500 Fund 45

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $317,190,864 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $142,166,847)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,386,949	$1,396,549	$(9,600)

	British Pound	Sell	12/21/16	2,205,793	2,394,688	188,895

	Canadian Dollar	Buy	1/18/17	736,553	752,418	(15,865)

	Euro	Buy	12/21/16	3,255,062	3,331,376	(76,314)

	Hong Kong Dollar	Sell	11/16/16	1,748,263	1,748,875	612

	Japanese Yen	Sell	11/16/16	1,212,292	1,162,510	(49,782)

	Norwegian Krone	Sell	12/21/16	1,641,342	1,645,970	4,628

	Swedish Krona	Buy	12/21/16	1,578,723	1,519,308	59,415

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	467,176	470,447	(3,271)

	Euro	Buy	12/21/16	4,731,425	4,787,062	(55,637)

	Euro	Sell	12/21/16	4,731,425	4,726,416	(5,009)

	Japanese Yen	Buy	11/16/16	3,449,453	3,523,912	(74,459)

	Japanese Yen	Sell	11/16/16	3,449,453	3,546,635	97,182

	Swedish Krona	Buy	12/21/16	1,592,331	1,631,386	(39,055)

	Swedish Krona	Sell	12/21/16	1,592,331	1,607,057	14,726

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	1,281,639	1,304,001	(22,362)

	Brazilian Real	Sell	1/3/17	852,692	828,414	(24,278)

	British Pound	Sell	12/21/16	80,144	86,814	6,670

	Euro	Buy	12/21/16	3,245,270	3,261,627	(16,357)

	Euro	Sell	12/21/16	3,245,270	3,244,189	(1,081)

	New Zealand Dollar	Buy	1/18/17	4,148,860	4,175,389	(26,529)

	Swedish Krona	Buy	12/21/16	1,574,251	1,588,991	(14,740)

	Swedish Krona	Sell	12/21/16	1,574,251	1,658,375	84,124

46 Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $142,166,847) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Canadian Dollar	Buy	1/18/17	$1,575,759	$1,599,683	$(23,924)

	Canadian Dollar	Sell	1/18/17	1,575,759	1,582,973	7,214

	Hong Kong Dollar	Sell	11/16/16	1,720,874	1,721,601	727

	Japanese Yen	Buy	11/16/16	907,077	909,518	(2,441)

	Japanese Yen	Sell	11/16/16	907,077	932,546	25,469

	Swedish Krona	Buy	12/21/16	1,553,962	1,648,763	(94,801)

	Swedish Krona	Sell	12/21/16	1,553,962	1,628,983	75,021

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	2,562,063	2,580,292	(18,229)

	British Pound	Sell	12/21/16	1,431,927	1,551,523	119,596

	Canadian Dollar	Buy	1/18/17	1,707,582	1,744,376	(36,794)

	Euro	Buy	12/21/16	1,513,000	1,592,877	(79,877)

	Indian Rupee	Buy	11/16/16	1,636,849	1,632,544	4,305

	Indian Rupee	Sell	11/16/16	1,636,849	1,636,597	(252)

	Indonesian Rupiah	Buy	11/16/16	1,748,563	1,724,372	24,191

	Indonesian Rupiah	Sell	11/16/16	1,748,563	1,738,945	(9,618)

	Japanese Yen	Sell	11/16/16	1,805,873	1,849,621	43,748

	Russian Ruble	Buy	12/21/16	122,717	38,439	84,278

	Swedish Krona	Buy	12/21/16	3,156,182	3,246,430	(90,248)

	Swedish Krona	Sell	12/21/16	3,156,182	3,314,863	158,681

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	76,610	77,157	(547)

	Hong Kong Dollar	Sell	11/16/16	1,331,475	1,331,993	518

	Swedish Krona	Buy	12/21/16	1,592,964	1,629,705	(36,741)

	Swedish Krona	Sell	12/21/16	1,592,964	1,607,603	14,639

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	2,267,848	2,284,214	(16,366)

	British Pound	Sell	12/21/16	3,926,557	4,256,043	329,486

	Canadian Dollar	Buy	1/18/17	283,416	249,024	34,392

	Euro	Buy	12/21/16	552,082	620,325	(68,243)

	Hong Kong Dollar	Sell	11/16/16	1,743,079	1,743,878	799

	Indian Rupee	Buy	11/16/16	1,671,935	1,654,140	17,795

	Indian Rupee	Sell	11/16/16	1,671,935	1,672,618	683

	Indonesian Rupiah	Buy	11/16/16	1,753,753	1,704,669	49,084

	Indonesian Rupiah	Sell	11/16/16	1,753,753	1,765,177	11,424

	Japanese Yen	Sell	11/16/16	1,931,992	1,986,665	54,673

	New Zealand Dollar	Buy	1/18/17	3,806,545	3,867,589	(61,044)

	Norwegian Krone	Sell	12/21/16	4,979,911	5,048,727	68,816

	Russian Ruble	Buy	12/21/16	112,847	44,293	68,554

	Swedish Krona	Sell	12/21/16	3,862	288,944	285,082

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	1,581,093	1,593,392	(12,299)

	British Pound	Sell	12/21/16	1,551,653	1,681,855	130,202

	Euro	Buy	12/21/16	1,632,922	1,664,242	(31,320)

Absolute Return 500 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $142,166,847) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Euro	Sell	12/21/16	$1,632,922	$1,619,046	$(13,876)

	Japanese Yen	Buy	11/16/16	1,743,384	1,813,004	(69,620)

	Japanese Yen	Sell	11/16/16	1,743,384	1,818,739	75,355

	New Zealand Dollar	Sell	1/18/17	1,587,059	1,589,427	2,368

	Swedish Krona	Buy	12/21/16	3,161,099	3,271,028	(109,929)

	Swedish Krona	Sell	12/21/16	3,161,099	3,190,287	29,188

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	750,381	755,763	(5,382)

	Canadian Dollar	Buy	1/18/17	979,012	1,000,099	(21,087)

	Canadian Dollar	Sell	1/18/17	979,012	983,522	4,510

	Euro	Buy	12/21/16	1,632,592	1,615,141	17,451

	Euro	Sell	12/21/16	1,632,592	1,616,785	(15,807)

	Japanese Yen	Sell	11/16/16	56,650	90,071	33,421

UBS AG

	Japanese Yen	Sell	11/16/16	34,813	36,020	1,207

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	2,666,841	2,685,546	(18,705)

	Japanese Yen	Sell	11/16/16	236,081	242,761	6,680

Total						$964,320

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	12	$3,516,204	Dec-16	$(58,411)

Euro-CAC 40 Index (Short)	48	2,374,566	Nov-16	1,712

FTSE 100 Index (Short)	19	1,611,409	Dec-16	(62,251)

S&P 500 Index E-Mini (Short)	426	45,158,130	Dec-16	526,327

S&P Mid Cap 400 Index E-Mini (Long)	314	47,313,520	Dec-16	(537,677)

SPI 200 Index (Long)	1	100,603	Dec-16	339

Tokyo Price Index (Short)	16	2,128,349	Dec-16	(103,053)

U.S. Treasury Bond 30 yr (Long)	74	12,041,188	Dec-16	(538,960)

U.S. Treasury Bond Ultra 30 yr (Short)	57	10,028,438	Dec-16	639,683

U.S. Treasury Note 2 yr (Long)	84	18,323,813	Dec-16	(4,105)

U.S. Treasury Note 5 yr (Short)	199	24,038,578	Dec-16	61,791

U.S. Treasury Note 10 yr (Long)	305	39,535,625	Dec-16	(372,318)

U.S. Treasury Note 10 yr (Short)	143	18,536,375	Dec-16	173,997

U.S. Treasury Note Ultra 10 yr (Short)	59	8,349,422	Dec-16	66,916

Total				$(206,010)

48 Absolute Return 500 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $1,031,439)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$5,792,000	$437,817

Total			$437,817

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $130,721)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-16/$220.50	$113,675	$31,837

SPDR S&P 500 ETF Trust (Call)	Nov-16/220.50	113,677	24,486

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	117,674	7,762

SPDR S&P 500 ETF Trust (Call)	Nov-16/221.00	117,219	586

Total			$64,671

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $105,867,695)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4.50%, 11/1/46	$2,000,000	11/14/16	$2,185,156

Federal National Mortgage Association, 4.50%, 11/1/46	1,000,000	11/14/16	1,092,969

Federal National Mortgage Association, 4.00%, 11/1/46	1,000,000	11/14/16	1,070,781

Federal National Mortgage Association, 3.50%, 11/1/46	38,000,000	11/14/16	39,894,463

Federal National Mortgage Association, 3.00%, 11/1/46	46,000,000	11/14/16	47,358,435

Federal National Mortgage Association, 2.50%, 11/1/46	14,000,000	11/14/16	13,973,891

Total			$105,575,695

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$36,571,200 E	$(40,817)	12/21/21	1.25%	3 month USD-	$156,814
				LIBOR-BBA

128,197,600 E	(206,283)	12/21/18	1.015%	3 month USD-	49,600
				LIBOR-BBA

1,547,900 E	2,196	12/21/18	3 month USD-	1.015%	(893)
			LIBOR-BBA

11,606,700 E	33,029	12/21/26	1.60%	3 month USD-	151,023
				LIBOR-BBA

240,760,400 E	(636,489)	12/21/26	3 month USD-	1.60%	(3,084,059)
			LIBOR-BBA

10,242,800 E	(10,396)	12/21/46	3 month USD-	1.90%	(387,741)
			LIBOR-BBA

44,491,000 E	(94,145)	12/21/21	3 month USD-	1.30%	(226,062)
			LIBOR-BBA

2,689,000 E	1,555	12/21/26	3 month USD-	1.55%	(38,447)
			LIBOR-BBA

5,691,000	(75)	9/22/26	3 month USD-	1.5365%	(73,976)
			LIBOR-BBA

20,707,000	(275)	9/23/26	1.542%	3 month USD-	258,472
				LIBOR-BBA

Absolute Return 500 Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$9,196,000	$(122)	9/26/26	1.486%	3 month USD-	$164,606
					LIBOR-BBA

	20,292,200	(269)	9/27/26	3 month USD-	1.467%	(400,284)
				LIBOR-BBA

	13,363 E	—	4/24/47	3 month USD-	1.92%	(479)
				LIBOR-BBA

	9,910,200 E	(16,846)	11/23/26	1.58%	3 month USD-	92,949
					LIBOR-BBA

	3,016,000	(40)	11/2/26	1.6895%	3 month USD-	32
					LIBOR-BBA

AUD	14,633,000 E	(136,199)	12/28/21	1.86%	6 month AUD-	38,206
					BBR-BBSW

AUD	6,975,000 E	(49,767)	12/28/26	2.20%	6 month AUD-	82,329
					BBR-BBSW

CAD	33,804,000 E	(40,526)	12/21/21	1.05%	3 month CAD-BA-	(23,085)
					CDOR

CAD	19,634,000 E	26,111	12/21/26	1.45%	3 month CAD-BA-	76,759
					CDOR

CHF	3,931,000 E	(6,521)	12/21/26	6 month CHF-	0.18%	32,862
				LIBOR-BBA

CHF	9,593,000 E	6,945	12/21/21	6 month CHF-	0.50%	29,901
				LIBOR-BBA

EUR	16,353,000 E	(87,193)	12/21/21	6 month EUR-	0.10%	30,460
				EURIBOR-REUTERS

EUR	9,041,000 E	10,287	12/21/26	6 month EUR-	0.40%	(118,050)
				EURIBOR-REUTERS

GBP	23,543,000 E	72,583	12/21/21	0.65%	6 month GBP-	358,847
					LIBOR-BBA

GBP	4,119,000 E	42,434	12/21/26	0.90%	6 month GBP-	189,202
					LIBOR-BBA

NOK	47,120,000 E	10,536	12/21/26	1.55%	6 month NOK-	71,490
					NIBOR-NIBR

NOK	68,654,000 E	3,458	12/21/21	1.25%	6 month NOK-	48,818
					NIBOR-NIBR

NZD	10,479,000 E	44,301	12/21/21	2.30%	3 month NZD-	93,460
					BBR-FRA

NZD	4,850,000 E	1,135	12/21/26	2.65%	3 month NZD-	62,103
					BBR-FRA

SEK	285,000 E	(169)	12/21/21	3 month SEK-	0.10%	(27)
				STIBOR-SIDE

SEK	45,907,000 E	2,563	12/21/26	3 month SEK-	0.80%	(9,285)
				STIBOR-SIDE

Total		$(1,068,999)				$(2,374,455)

E Extended effective date.

50 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

baskets	1,582,399	$—	8/2/17	(3 month USD-	A basket (MLTRFCF9)	$(1,915,187)
				LIBOR-BBA plus	of common stocks
				0.10%)

units	38,335	—	8/2/17	3 month USD-	Russell 1000 Total	2,508,778
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC

	$317,428	—	1/12/40	4.00% (1 month	Synthetic MBX Index	74
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	188,051	—	1/12/39	6.00% (1 month	Synthetic TRS Index	376
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	782,890	—	1/12/40	4.00% (1 month	Synthetic MBX Index	182
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	24,357	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(40)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,857,390	—	1/12/40	4.00% (1 month	Synthetic MBX Index	431
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	263,703	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,355)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,851,914	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(9,515)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	395,554	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(2,032)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	798,982	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(3,381)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	403,554	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(666)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	306,295	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(1,651)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	2,840,654	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,634)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,572,419	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(52)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$11,918,003	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$16,353
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	12,795,370	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(67,449)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	614,976	—	1/12/41	5.00% (1 month	Synthetic MBX Index	844
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	300,666	—	1/12/41	5.00% (1 month	Synthetic MBX Index	413
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	742	—	12/16/16	(3 month USD-	A basket (CGPUTQL2)	(1,050,776)
				LIBOR-BBA plus	of common stocks
				0.37%)

baskets	482,911	—	11/10/16	3 month USD-	A basket (CGPUTS50)	1,470,244
				LIBOR-BBA minus	of common stocks
				0.75%

units	43,989	—	3/17/17	3 month USD-	MSCI Emerging	(118,327)
				LIBOR-BBA minus	Markets TR Net USD
				0.14%

units	16,137	—	11/23/16	3 month USD-	Russell 1000 Total	2,864,940
				LIBOR-BBA minus	Return Index
				0.05%

units	26,536	—	10/17/17	3 month USD-	MSCI Emerging	(101,800)
				LIBOR-BBA plus	Markets TR Net USD
				0.28%

Credit Suisse International

	$505,321	—	1/12/41	5.00% (1 month	Synthetic MBX Index	693
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	165,974	—	1/12/41	4.00% (1 month	Synthetic TRS Index	964
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,090,116	—	1/12/43	3.50% (1 month	Synthetic TRS Index	5,875
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	599,592	—	1/12/43	3.50% (1 month	Synthetic TRS Index	3,231
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	5,086	—	1/12/43	3.50% (1 month	Synthetic TRS Index	27
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,407,286	—	1/12/45	4.00% (1 month	Synthetic TRS Index	14,363
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

52 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

	$1,280,512	$—	1/12/45	4.00% (1 month	Synthetic TRS Index	$7,640
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,270,882	—	1/12/45	3.50% (1 month	Synthetic TRS Index	7,452
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,632,690	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(9,481)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Deutsche Bank AG

	583,447	—	1/12/34	(5.00%) 1 month	Synthetic TRS Index	(680)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	331,582	—	10/24/17	3 month USD-	A basket (DBCT14SP)	(36,535)
				LIBOR-BBA minus	of common stocks
				0.45%

baskets	331,411	—	10/24/17	(3 month USD-	A basket (DBCTPL8P)	196,880
				LIBOR-BBA plus	of common stocks
				0.31%)

Goldman Sachs International

	$618,647	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,021)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	477,301	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(788)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,509,530	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,019
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	840,373	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,387)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	667,529	—	1/12/41	5.00% (1 month	Synthetic MBX Index	916
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	700,093	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,690)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	262,983	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,386)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	583,447	—	1/12/34	5.00% (1 month	Synthetic TRS Index	680
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	585,433	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,171
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$959,009	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,055)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	44,985	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(237)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	119,943	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(632)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	25,131	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(41)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	678,013	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,119)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,093,807	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,187
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	42,550	—	1/12/41	4.00% (1 month	Synthetic TRS Index	247
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,271,022	—	1/12/45	4.00% (1 month	Synthetic TRS Index	7,583
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,388,499	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(7,482)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,419,482	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(6,168)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

baskets	1,482,017	—	12/15/20	(1 month USD-	A basket (GSCBPUR1)	(768,875)
				LIBOR-BBA plus	of common stocks
				0.44%)

units	319,197	—	12/15/20	(0.45%)	Goldman Sachs	296,915
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	10,339	—	12/12/16	1 month USD-	MSCI Emerging	(40,743)
				LIBOR-BBA minus	Markets TR Net USD
				0.17%

units	284,405	—	12/15/20	(0.45%)	Goldman Sachs	300,050
					Volatility Carry US
					Series 30 Excess
					Return Strategy

54 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.

	$215,851	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$1,254
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,208,314	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7,017
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	1,447,685	—	6/28/17	3 month USD-	A basket (JPCMPTSH)	4,869,833
				LIBOR-BBA minus	of common stocks
				0.44%

JPMorgan Securities LLC

	$1,487,646	—	1/12/45	(4.00%) 1 month	Synthetic TRS Index	(8,876)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG

units	198,262	—	8/21/17	1 month USD-	MSCI Emerging	846,543
				LIBOR-BBA plus	Markets TR Net USD
				0.35%

Total		$—				$9,262,114

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$4,580	$67,000	5/11/63	300 bp	$(869)

CMBX NA BBB– Index	BBB–/P	6,498	114,000	5/11/63	300 bp	(2,772)

CMBX NA BBB– Index	BBB–/P	15,001	243,000	5/11/63	300 bp	(4,758)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	26,163	236,000	5/11/63	300 bp	6,972

CMBX NA BBB– Index	BBB–/P	6,430	1,144,000	1/17/47	300 bp	(90,142)

Credit Suisse International

CMBX NA BB Index	—	(84,345)	601,000	1/17/47	(500 bp)	8,466

CMBX NA BB Index	—	(57,682)	3,268,000	5/11/63	(500 bp)	443,720

CMBX NA BB Index	—	(29,960)	183,000	1/17/47	(500 bp)	(1,699)

CMBX NA BBB– Index	BBB–/P	2,517,910	34,065,000	1/17/47	300 bp	(357,744)

Goldman Sachs International

CMBX NA BB Index	—	(216,261)	2,114,000	5/11/63	(500 bp)	108,086

CMBX NA BB Index	—	(24,666)	163,000	1/17/47	(500 bp)	505

CMBX NA BB Index	—	(44,127)	261,000	1/17/47	(500 bp)	(3,822)

Absolute Return 500 Fund 55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA BBB– Index	BBB–/P	$12,675	$243,000	5/11/63	300 bp	$(7,085)

CMBX NA BBB– Index	BBB–/P	15,594	198,000	1/17/47	300 bp	(1,120)

CMBX NA BBB– Index	BBB–/P	353,871	5,077,000	1/17/47	300 bp	(74,713)

CMBX NA BBB– Index	BBB–/P	607,951	8,225,000	1/17/47	300 bp	(86,377)

Total		$3,109,632				$(63,352)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$1,500,062	$42,526,000	12/20/21	500 bp	$(129,416)

Total		$1,500,062				$(129,416)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

56 Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$6,411,931	$8,747,487	$—

Capital goods	15,023,355	2,286,853	—

Communication services	18,795,377	3,151,556	—

Consumer cyclicals	27,435,307	1,938,118	—

Consumer staples	22,636,381	3,155,860	—

Energy	11,686,152	1,962,088	—

Financials	38,665,518	16,962,335	—

Health care	23,856,769	210,082	—

Technology	33,117,686	14,186,709	—

Transportation	3,906,227	2,498,472	—

Utilities and power	8,272,433	3,753,985	—

Total common stocks	209,807,136	58,853,545	—

Asset-backed securities	—	1,873,000	—

Commodity linked notes	—	83,985,003	—

Corporate bonds and notes	—	63,554,084	—

Foreign government and agency bonds and notes	—	13,053,569	—

Investment companies	58,836,911	—	—

Mortgage-backed securities	—	99,764,928	—

Purchased options outstanding	—	3,305,729	—

Senior loans	—	72,064,024	—

U.S. government and agency mortgage obligations	—	238,002,220	—

Warrants	—	14,160,327	—

Short-term investments	224,931,663	184,233,523	—

Totals by level	$493,575,710	$832,849,952	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$964,320	$—

Futures contracts	(206,010)	—	—

Written options outstanding	—	(64,671)	—

Written swap options outstanding	—	(437,817)	—

TBA sale commitments	—	(105,575,695)	—

Interest rate swap contracts	—	(1,305,456)	—

Total return swap contracts	—	9,262,114	—

Credit default contracts	—	(4,802,462)	—

Totals by level	$(206,010)	$(101,959,667)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Absolute Return 500 Fund 57

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$4,811,000	$—	$—	$—	$—	$(4,811,000)	$—	$—	$—

Mortgage-backed
securities	$9,382,700	(1,050,019)	2,880	70,869	—	(229,062)	—	(8,177,368)	$—

Totals	$14,193,700	$(1,050,019)	$2,880	$70,869	$—	$(5,040,062)	$—	$(8,177,368)	$—

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 500 Fund

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value, including $33,861,554 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,057,382,720)	$1,080,243,199
Affiliated issuers (identified cost $246,182,463) (Notes 1 and 5)	246,182,463

Cash	110,029

Foreign currency (cost $1,231,603) (Note 1)	1,233,846

Dividends, interest and other receivables	3,659,789

Receivable for shares of the fund sold	5,023,704

Receivable for investments sold	3,525,857

Receivable for sales of delayed delivery securities (Note 1)	83,401,247

Receivable for variation margin (Note 1)	1,955,447

Unrealized appreciation on forward currency contracts (Note 1)	2,235,809

Unrealized appreciation on OTC swap contracts (Note 1)	14,004,924

Premium paid on OTC swap contracts (Note 1)	457,041

Prepaid assets	30,902

Total assets	1,442,064,257

LIABILITIES

Payable for investments purchased	3,560,594

Payable for purchases of delayed delivery securities (Note 1)	212,782,204

Payable for shares of the fund repurchased	5,932,644

Payable for compensation of Manager (Note 2)	496,519

Payable for custodian fees (Note 2)	106,749

Payable for investor servicing fees (Note 2)	222,029

Payable for Trustee compensation and expenses (Note 2)	116,524

Payable for administrative services (Note 2)	2,080

Payable for distribution fees (Note 2)	258,109

Payable for variation margin (Note 1)	1,116,669

Unrealized depreciation on OTC swap contracts (Note 1)	4,806,162

Premium received on OTC swap contracts (Note 1)	3,566,673

Unrealized depreciation on forward currency contracts (Note 1)	1,271,489

Written options outstanding, at value (premiums $1,162,160) (Notes 1 and 3)	502,488

TBA sale commitments, at value (proceeds receivable $105,867,695 (Note 1)	105,575,695

Collateral on securities loaned, at value (Note 1)	34,464,800

Collateral on certain derivative contracts, at value (Note 1)	13,214,000

Other accrued expenses	223,940

Total liabilities	388,219,368

Net assets	$1,053,844,889

(Continued on next page)

Absolute Return 500 Fund 59

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,059,019,676

Accumulated net investment loss (Note 1)	(10,678,477)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(25,764,145)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	31,267,835

Total — Representing net assets applicable to capital shares outstanding	$1,053,844,889

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($319,047,812 divided by 29,719,342 shares)	$10.74

Offering price per class A share (100/94.25 of $10.74)*	$11.40

Net asset value and offering price per class B share ($28,849,471 divided by 2,726,337 shares)**	$10.58

Net asset value and offering price per class C share ($184,959,212 divided by 17,536,613 shares)**	$10.55

Net asset value and redemption price per class M share ($9,799,223 divided by 923,223 shares)	$10.61

Offering price per class M share (100/96.50 of $10.61)*	$10.99

Net asset value, offering price and redemption price per class P share
($88,829,299 divided by 8,235,013 shares)	$10.79

Net asset value, offering price and redemption price per class R share
($1,042,404 divided by 95,056 shares)	$10.97

Net asset value, offering price and redemption price per class R6 share
($5,348,409 divided by 494,566 shares)	$10.81

Net asset value, offering price and redemption price per class Y share
($415,969,059 divided by 38,569,355 shares)	$10.78

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

60 Absolute Return 500 Fund

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $1,274,647 from investments in affiliated issuers) (Note 5)	$18,609,931

Dividends (net of foreign tax of $383,633)	10,369,503

Total investment income	28,979,434

EXPENSES

Compensation of Manager (Note 2)	7,105,049

Investor servicing fees (Note 2)	1,514,101

Custodian fees (Note 2)	214,593

Trustee compensation and expenses (Note 2)	75,463

Distribution fees (Note 2)	3,333,234

Administrative services (Note 2)	32,363

Other	584,496

Fees waived and reimbursed by Manager (Note 2)	(381,078)

Total expenses	12,478,221

Expense reduction (Note 2)	(18,289)

Net expenses	12,459,932

Net investment income	16,519,502

Net realized loss on investments (Notes 1 and 3)	(34,943,304)

Net increase from payments by affiliates (Note 2)	1,878

Net realized loss on swap contracts (Note 1)	(22,391,068)

Net realized loss on futures contracts (Note 1)	(644,609)

Net realized loss on foreign currency transactions (Note 1)	(1,497,014)

Net realized gain on written options (Notes 1 and 3)	1,028,335

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	648,797

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	22,100,726

Net loss on investments	(35,696,259)

Net decrease in net assets resulting from operations	$(19,176,757)

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 61

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$16,519,502	$9,651,942

Net realized gain (loss) on investments
and foreign currency transactions	(58,445,782)	60,864,771

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	22,749,523	(42,087,411)

Net increase (decrease) in net assets resulting
from operations	(19,176,757)	28,429,302

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,782,903)	(3,087,169)

Class B	(1,229,392)	(63,253)

Class C	(8,174,016)	(396,314)

Class M	(397,229)	(32,520)

Class R	(10,533)	(46,438)

Class R5	(519)	(133)

Class R6	(308,020)	(56,130)

Class Y	(22,588,414)	(3,514,058)

From return of capital
Class A	(432,374)	—

Class B	(29,891)	—

Class C	(198,743)	—

Class M	(9,658)	—

Class R	(256)	—

Class R5	(13)	—

Class R6	(7,489)	—

Class Y	(549,215)	—

From net realized long-term gain on investments
Class A	(3,678,309)	(14,830,350)

Class B	(308,937)	(1,566,157)

Class C	(1,985,501)	(8,201,897)

Class M	(89,754)	(314,962)

Class R	(8,209)	(282,407)

Class R5	(102)	(480)

Class R6	(59,584)	(195,708)

Class Y	(4,425,230)	(12,839,905)

Increase from capital share transactions (Note 4)	5,133,443	269,429,535

Total increase (decrease) in net assets	(76,317,605)	252,430,956

NET ASSETS

Beginning of year	1,130,162,494	877,731,538

End of year (including accumulated net investment loss
of $10,678,477 and undistributed net investment income
of $36,493,994, respectively)	$1,053,844,889	$1,130,162,494

The accompanying notes are an integral part of these financial statements.

62 Absolute Return 500 Fund

This page left blank intentionally.

Absolute Return 500 Fund 63

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

October 31, 2016	$11.55	.16	(.34)	(.18)	(.51)	(.11)	(.01)	(.63)	$10.74	(1.56)	$319,048	1.05	1.49	522[e]

October 31, 2015	11.81	.13	.24	.37	(.11)	(.52)	—	(.63)	11.55	3.25	399,301	1.11	1.09	510[e]

October 31, 2014	11.54	.15	.29	.44	(.17)	—	—	(.17)	11.81	3.88	345,053	1.10	1.32	309[e]

October 31, 2013	11.33	.20	.08	.28	(.07)	—	—	(.07)	11.54	2.49	378,440	1.11	1.72	189[f]

October 31, 2012	10.89	.18	.59	.77	(.33)	—	—	(.33)	11.33	7.25	376,219	1.14	1.67	150[f]

Class B

October 31, 2016	$11.38	.08	(.34)	(.26)	(.42)	(.11)	(.01)	(.54)	$10.58	(2.35)	$28,849	1.80	.74	522[e]

October 31, 2015	11.64	.04	.24	.28	(.02)	(.52)	—	(.54)	11.38	2.49	33,624	1.86	.33	510[e]

October 31, 2014	11.38	.07	.28	.35	(.09)	—	—	(.09)	11.64	3.08	35,171	1.85	.57	309[e]

October 31, 2013	11.18	.11	.09	.20	—	—	—	—	11.38	1.79	37,351	1.86	.97	189[f]

October 31, 2012	10.75	.10	.58	.68	(.25)	—	—	(.25)	11.18	6.47	37,009	1.89	.91	150[f]

Class C

October 31, 2016	$11.36	.08	(.34)	(.26)	(.43)	(.11)	(.01)	(.55)	$10.55	(2.30)	$184,959	1.80	.74	522[e]

October 31, 2015	11.62	.04	.25	.29	(.03)	(.52)	—	(.55)	11.36	2.53	211,594	1.86	.33	510[e]

October 31, 2014	11.36	.07	.28	.35	(.09)	—	—	(.09)	11.62	3.08	183,688	1.85	.57	309[e]

October 31, 2013	11.17	.11	.08	.19	—	—	—	—	11.36	1.70	185,562	1.86	.97	189[f]

October 31, 2012	10.74	.10	.58	.68	(.25)	—	—	(.25)	11.17	6.52	185,116	1.89	.91	150[f]

Class M

October 31, 2016	$11.44	.10	(.35)	(.25)	(.46)	(.11)	(.01)	(.58)	$10.61	(2.17)	$9,799	1.55	.98	522[e]

October 31, 2015	11.70	.07	.24	.31	(.05)	(.52)	—	(.57)	11.44	2.78	9,246	1.61	.58	510[e]

October 31, 2014	11.43	.09	.29	.38	(.11)	—	—	(.11)	11.70	3.37	7,096	1.60	.81	309[e]

October 31, 2013	11.23	.14	.08	.22	(.02)	—	—	(.02)	11.43	1.95	7,029	1.61	1.22	189[f]

October 31, 2012	10.80	.13	.58	.71	(.28)	—	—	(.28)	11.23	6.72	7,554	1.64	1.16	150[f]

Class P

October 31, 2016#	$10.76	.03	—[h]	.03	—	—	—	—	$10.79	.28*	$88,829	.11*	.28*	522[e]

Class R

October 31, 2016	$11.42	.13	(.34)	(.21)	(.13)	(.11)	—[h]	(.24)	$10.97	(1.80)	$1,042	1.30	1.18	522[e]

October 31, 2015	11.68	.09	.26	.35	(.09)	(.52)	—	(.61)	11.42	3.07	591	1.36	.82	510[e]

October 31, 2014	11.47	.12	.28	.40	(.19)	—	—	(.19)	11.68	3.52	6,271	1.35	1.06	309[e]

October 31, 2013	11.26	.16	.10	.26	(.05)	—	—	(.05)	11.47	2.30	4,058	1.36	1.44	189[f]

October 31, 2012	10.83	.15	.58	.73	(.30)	—	—	(.30)	11.26	6.96	1,812	1.39	1.40	150[f]

Class R6

October 31, 2016	$11.63	.20	(.36)	(.16)	(.54)	(.11)	(.01)	(.66)	$10.81	(1.31)	$5,348.72		1.83	522[e]

October 31, 2015	11.89	.16	.25	.41	(.15)	(.52)	—	(.67)	11.63	3.59	6,766.80		1.41	510[e]

October 31, 2014	11.62	.19	.29	.48	(.21)	—	—	(.21)	11.89	4.23	4,288.79		1.63	309[e]

October 31, 2013	11.38	.21[g]	.12	.33	(.09)	—	—	(.09)	11.62	2.88	4,411.80		1.80[g]	189[f]

October 31, 2012†	11.16	.07	.15	.22	—	—	—	—	11.38	1.97*	10	.28*	.62*	150[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64 Absolute Return 500 Fund	Absolute Return 500 Fund 65

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class Y

October 31, 2016	$11.60	.19	(.35)	(.16)	(.54)	(.11)	(.01)	(.66)	$10.78	(1.38)	$415,969.80		1.74	522[e]

October 31, 2015	11.86	.16	.24	.40	(.14)	(.52)	—	(.66)	11.60	3.54	469,028.86		1.34	510[e]

October 31, 2014	11.60	.18	.29	.47	(.21)	—	—	(.21)	11.86	4.07	296,153.85		1.55	309[e]

October 31, 2013	11.38	.23	.09	.32	(.10)	—	—	(.10)	11.60	2.83	217,880.86		1.98	189[f]

October 31, 2012	10.94	.21	.58	.79	(.35)	—	—	(.35)	11.38	7.48	220,855.89		1.91	150[f]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

# For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

Class A	0.03%	0.02%	0.02%	0.02%	0.09%

Class B	0.03	0.02	0.02	0.02	0.09

Class C	0.03	0.02	0.02	0.02	0.09

Class M	0.03	0.02	0.02	0.02	0.09

Class P	0.01	—	—	—	—

Class R	0.03	0.02	0.02	0.02	0.09

Class R6	0.03	—	—	—	—

Class Y	0.03	0.02	0.02	0.02	0.09

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	415%

October 31, 2012	454

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

66 Absolute Return 500 Fund	Absolute Return 500 Fund 67

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

68 Absolute Return 500 Fund

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swap contracts in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments,

Absolute Return 500 Fund 69

including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange

70 Absolute Return 500 Fund

gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Absolute Return 500 Fund 71

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

72 Absolute Return 500 Fund

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities

Absolute Return 500 Fund 73

that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $771,335 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,332,466 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,596,983 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $34,464,800 and the value of securities loaned amounted to $33,861,554.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

74 Absolute Return 500 Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$21,511,051	$—	$21,511,051

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, net operating loss, income on swap contracts and interest-only securities, distributions in excess and return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,200,947 to decrease undistributed net investment income, $15,628,665 to decrease paid-in capital and $28,829,612 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$45,954,091

Unrealized depreciation	(27,524,338)

Net unrealized appreciation	18,429,753

Capital loss carryforward	(21,511,051)

Cost for federal income tax purposes	$1,307,837,843

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

Absolute Return 500 Fund 75

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.723% of the fund’s average net assets before a decrease of $1,167,654 (0.102% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2018, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $381,078 as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

76 Absolute Return 500 Fund

Putnam Management has agreed to reimburse the fund $1,878 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$490,473	Class R	1,386

Class B	41,949	Class R5	3

Class C	273,263	Class R6	3,239

Class M	13,342	Class Y	689,093

Class P	1,353	Total	$1,514,101

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,090 under the expense offset arrangements and by $15,199 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $835, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

Absolute Return 500 Fund 77

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$911,064	Class M	74,346

Class B	311,817	Class R	5,141

Class C	2,030,866	Total	$3,333,234

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $93,850 and $3,429 from the sale of class A and class M shares, respectively, and received $15,201 and $9,493 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $95 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$4,291,299,463	$4,331,021,713
U.S. government securities (Long-term)	—	—

Total	$4,291,299,463	$4,331,021,713

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$207,363,275	$1,528,440	$8,691,073	$240,470

Options opened	457,522,050	2,755,461	117,032,936	3,455,550

Options exercised	(29,575,650)	(223,882)	—	—

Options expired	(323,272,475)	(592,551)	(18,441,453)	(2,310,048)

Options closed	(306,245,200)	(2,436,029)	(106,820,311)	(1,255,251)

Written options outstanding at the
end of the reporting period	$5,792,000	$1,031,439	$462,245	$130,721

78 Absolute Return 500 Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	11,657,120	$125,379,131	12,570,592	$144,943,375

Shares issued in connection with
reinvestment of distributions	1,917,803	20,443,779	1,471,688	16,688,940

	13,574,923	145,822,910	14,042,280	161,632,315

Shares repurchased	(18,416,571)	(196,832,414)	(8,703,999)	(100,636,511)

Net increase (decrease)	(4,841,648)	$(51,009,504)	5,338,281	$60,995,804

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	230,751	$2,452,779	244,936	$2,795,825

Shares issued in connection with
reinvestment of distributions	140,037	1,481,587	136,386	1,534,338

	370,788	3,934,366	381,322	4,330,163

Shares repurchased	(597,993)	(6,331,149)	(449,199)	(5,128,730)

Net decrease	(227,205)	$(2,396,783)	(67,877)	$(798,567)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	3,564,409	$37,892,429	5,483,523	$62,387,590

Shares issued in connection with
reinvestment of distributions	910,667	9,598,433	697,593	7,833,969

	4,475,076	47,490,862	6,181,116	70,221,559

Shares repurchased	(5,557,790)	(58,680,710)	(3,362,970)	(38,352,078)

Net increase (decrease)	(1,082,714)	$(11,189,848)	2,818,146	$31,869,481

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	319,023	$3,434,092	238,446	$2,726,625

Shares issued in connection with
reinvestment of distributions	46,698	494,527	30,733	346,671

	365,721	3,928,619	269,179	3,073,296

Shares repurchased	(250,770)	(2,665,385)	(67,498)	(773,945)

Net increase	114,951	$1,263,234	201,681	$2,299,351

		FOR THE PERIOD 8/31/16 (COMMENCEMENT OF
			OPERATIONS) TO 10/31/16
Class P			Shares	Amount

Shares sold			9,078,609	$97,913,026

Shares issued in connection with reinvestment of distributions			—	—

			9,078,609	97,913,026

Shares repurchased			(843,596)	(9,107,797)

Net increase			8,235,013	$88,805,229

Absolute Return 500 Fund 79

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	75,835	$834,193	189,917	$2,171,478

Shares issued in connection with
reinvestment of distributions	1,642	17,933	29,257	328,844

	77,477	852,126	219,174	2,500,322

Shares repurchased	(34,115)	(372,384)	(704,187)	(7,984,337)

Net increase (decrease)	43,362	$479,742	(485,013)	$(5,484,015)

	YEAR ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	59	634	54	613

	59	634	54	613

Shares repurchased	(1,031)	(10,952)	—	—

Net increase (decrease)	(972)	$(10,318)	54	$613

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	173,889	$1,866,925	277,207	$3,227,787

Shares issued in connection with
reinvestment of distributions	35,023	375,093	22,110	251,838

	208,912	2,242,018	299,317	3,479,625

Shares repurchased	(296,040)	(3,208,968)	(78,305)	(912,262)

Net increase (decrease)	(87,128)	$(966,950)	221,012	$2,567,363

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15**
Class Y	Shares	Amount	Shares	Amount

Shares sold	31,971,525	$344,868,981	24,919,990	$287,899,595

Shares issued in connection with
reinvestment of distributions	2,170,251	23,199,982	1,071,840	12,186,823

	34,141,776	368,068,963	25,991,830	300,086,418

Shares repurchased	(35,990,095)	(387,910,322)	(10,540,240)	(122,106,913)

Net increase (decrease)	(1,848,319)	$(19,841,359)	15,451,410	$177,979,505

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

**The fund’s October 31, 2015 shares sold and shares repurchased have been revised as a result of an immaterial error related to an overstatement of the fund’s subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	28,341,612	$327,498,448

Shares repurchased	(13,962,042)	$(161,705,766)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	929	0.01%	$10,024

Class R6	1,034	0.21	11,178

80 Absolute Return 500 Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$—	$50,839,450	$16,374,650	$—	$34,464,800

Putnam Money Market
Liquidity Fund**	110,035,724	165,886,891	275,922,615	300,238	—

Putnam Short Term
Investment Fund**	223,132,504	193,085,099	204,499,940	974,409	211,717,663

Totals	$333,168,228	$409,811,440	$496,797,205	$1,274,647	$246,182,463

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Absolute Return 500 Fund 81

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$940,000

Purchased TBA commitment option contracts (contract amount)	$8,800,000

Purchased currency options (contract amount)	$—*

Purchased swap option contracts (contract amount)	$77,100,000

Written equity option contracts (contract amount) (Note 3)	$580,000

Written TBA commitment option contracts (contract amount) (Note 3)	$17,700,000

Written swap option contracts (contract amount) (Note 3)	$79,300,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$285,300,000

Centrally cleared interest rate swap contracts (notional)	$1,130,300,000

OTC total return swap contracts (notional)	$1,406,200,000

OTC credit default contracts (notional)	$80,800,000

Centrally cleared credit default contracts (notional)	$67,100,000

Warrants (number of warrants)	3,300,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Payables, Net
assets — Unrealized
Credit contracts	Receivables	$1,012,297	depreciation	$5,814,759*

Foreign exchange
contracts	Receivables	2,235,809	Payables	1,271,489

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	31,348,617*	depreciation	4,858,306*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	3,334,426*	depreciation	5,110,521*

Total		$37,931,149		$17,055,075

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

82 Absolute Return 500 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(9,469,954)	$(9,469,954)

Foreign exchange
contracts	—	(130,928)	—	(1,393,463)	—	(1,524,391)

Equity contracts	(1,514,306)	(7,573,596)	(1,046,816)	—	(25,201,995)	(35,336,713)

Interest rate
contracts	—	(722,846)	402,207	—	12,280,881	11,960,242

Total	$(1,514,306)	$(8,427,370)	$(644,609)	$(1,393,463)	$(22,391,068)	$(34,370,816)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(7,725,439)	$(7,725,439)

Foreign exchange
contracts	—	—	—	542,140	—	542,140

Equity contracts	2,971,099	2,869,156	4,763,680	—	6,532,239	17,136,174

Interest
rate contracts	—	337,858	16,126	—	(2,168,570)	(1,814,586)

Total	$2,971,099	$3,207,014	$4,779,806	$542,140	$(3,361,770)	$8,138,289

Absolute Return 500 Fund 83

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS										LIABILITIES
	Centrally			Centrally										Centrally					Reverse
	cleared	OTC Total		cleared					Repur-		Centrally	OTC Total		cleared					repur-		Total Finan-	Total col-
	interest	return	OTC Credit	credit		Forward	Purchased		chase		cleared inter-	return	OTC Credit	credit		Forward	Written		chase		cial and	lateral
	rate swap	swap	default	default	Futures	currency	swap	Purchased	agree-		est rate swap	swap con-	default	default	Futures	currency	swap	Written	agree-	Total	Derivative	received	Net
	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	options**#	options**#	ments**	Total Assets	contracts§	tracts*#	contracts*#	contracts§	contracts§	contracts#	options #	options #	ments	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$2,508,778	$—	$—	$—	$253,550	$—	$625,874	$—	$3,388,202	$—	$1,915,187	$34,478	$—	$—	$151,561	$—	$—	$—	$2,101,226	$1,286,976	$1,286,976	$—

Barclays Bank PLC	—	17,416	—	—	—	111,908	—	—	—	$129,324	—	94,775	115,763	—	—	177,431	—	—	—	$387,969	$(258,645)	$(191,981)	$(66,664)

Barclays Capital Inc.	1,239,486	—	—	44,761	—	—	—	—	—	$1,284,247	898,541	—	—	—	—	—	—	—	—	$898,541	$385,706	$—	$385,706
(clearing broker)

Citibank, N.A.	—	4,336,441	—	—	—	90,794	—	1,646,943	—	$6,074,178	—	1,270,903	—	—	—	105,347	—	7,762	—	$1,384,012	$4,690,166	$4,571,000	$119,166

Credit	—	40,245	622,474	—	—	108,431	—	—	—	$771,150	—	9,481	2,875,654	—	—	121,166	—	—	—	$3,006,301	$(2,235,151)	$(2,090,791)	$(144,360)
Suisse International

Deutsche Bank AG	—	196,880	—	—	—	—	—	—	—	$196,880	—	37,215	—	—	—	—	—	24,486	—	$61,701	$135,179	$(439,736)	$574,915

Goldman
Sachs International	—	612,768	389,823	—	—	434,799	—	—	—	$1,437,390		838,624	1,159,386	—	—	235,018	—	—	—	$2,233,028	$(795,638)	$(795,638)	$—

HSBC Bank USA,	—	—	—	—	—	15,157	—	—	45,300,000	$45,315,157	—	—	—	—	—	37,288	—	—	—	$37,288	$45,277,869	$45,277,869	$—
National Association

JPMorgan Chase	—	4,878,104	—	—	—	920,788	—	1,032,912	—	$6,831,804	—	—	—	—	—	145,653	437,817	32,423	—	$615,893	$6,215,911	$6,215,911	$—
Bank N.A.

JPMorgan	—	—	—	—	—	—	—	—	—	$—	—	8,876	—	—	—	—	—	—	—	$8,876	$(8,876)	$—	$(8,876)
Securities LLC

Merrill Lynch, Pierce,	—	—	—	—	671,200	—	—	—	—	$671,200	—	—	—	—	218,128	—	—	—	—	$218,128	$453,072	$—	$453,072
Fenner & Smith, Inc.

Royal Bank of Scotland
PLC (The)	—	—	—	—	—	237,113	—	—	—	$237,113	—	—	—	—	—	237,044	—	—	—	$237,044	$69	$69	$—

State Street Bank	—	—	—	—	—	55,382	—	—	—	$55,382	—	—	—	—	—	42,276	—	—	—	$42,276	$13,106	$—	$13,106
and Trust Co.

UBS AG	—	846,543	—	—	—	1,207	—	—	—	$847,750	—	—	—	—	—	—	—	—	—	$—	$847,750	$744,587	$103,163

WestPac	—	—	—	—	—	6,680	—	—	—	$6,680	—	—	—	—	—	18,705	—	—	—	$18,705	$(12,025)	$—	$(12,025)
Banking Corp.

Total	$1,239,486	13,437,175	1,012,297	44,761	671,200	2,235,809	—	3,305,729	45,300,000	$67,246,457	898,541	4,175,061	4,185,281	—	218,128	1,271,489	437,817	64,671	—	$11,250,988	$55,995,469

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

84 Absolute Return 500 Fund	Absolute Return 500 Fund 85

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

86 Absolute Return 500 Fund

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Absolute Return 500 Fund 87

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

88 Absolute Return 500 Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 500 Fund 89

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

90 Absolute Return 500 Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

Absolute Return 500 Fund 91

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

92 Absolute Return 500 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Absolute Return 500 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN110 303447 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$129,835	$ —	$15,470	$ —
October 31, 2015	$116,781	$ —	$15,333	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $575,223 and $876,320 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$559,753	$ —	$ —

October 31, 2015	$ —	$860,987	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016